[LOGO] CITIZENS FUNDS(R)     Fundamentally Strong. Socially Responsible.

        Annual Report 2003

                                   [GRAPHIC]

TABLE OF CONTENTS
PORTFOLIO REVIEW                                                               2
REPORT OF INDEPENDENT AUDITORS                                                21
PORTFOLIO HOLDINGS                                                            22
STATEMENTS OF ASSETS AND LIABILITIES                                          38
STATEMENTS OF OPERATIONS                                                      40
STATEMENTS OF CHANGES IN NET ASSETS                                           42
FINANCIAL HIGHLIGHTS                                                          46
FINANCIAL NOTES                                                               50
SUPPLEMENTAL INFORMATION                                                      56

DEAR SHAREHOLDER

[PHOTO OF SOPHIA COLLIER]

Our fiscal year ended June 30, 2003 has been a year of hard work, reflection and recovery for Citizens and many corporations throughout the world. In the second half of our fiscal year ended June 30, our funds began to show good, positive performance and shareholders once again had the pleasure of opening their statements to see asset values increasing.

We have worked very hard to improve the performance of our funds and made significant new investments in research, personnel and investment technology to strengthen the fundamental social research process that is at the core of our investment approach. We have also strengthened our advocacy efforts with the corporations in which we invest, co-filing three shareholder resolutions, and joining with other like-minded investors and corporations to support corporate governance reforms and improved social responsibility.

As much progress as we have made, however, I am still not satisfied and believe that we can dig deeper and do much more. In fiscal 2004 we will continue to strengthen our investment process and find ways to advocate more effectively for social responsibility. While the accounting scandals and revelations of corporate malfeasance have led to higher awareness of the importance of ethics and accountability, the work is far from done.

One area we have identified for advocacy is reform of the Boards of Directors of corporations. Too often board members lack independence from management. For example, board members may have additional relationships -- personal or business -- with the company or the Chief Executive. In other cases boards lack diversity and exposure to a wider range of view points. Citizens has advocated for the Securities and Exchange Commission to require companies to provide means for shareholders to have much greater participation in the election of corporate directors, including the option to nominate candidates for the Board. Often times, shareholders are restricted to voting for or against a single pre-selected slate.

Another area of long-time interest for Citizens Funds is the environment. We are pleased that we have been able to invest in a number of profitable companies that are creating positive environmental products that support energy efficiency and alternative energy. In addition, we continue to encourage companies we own to adopt energy efficient policies across all industries. We have also been working to encourage companies to be more transparent in their operations and embrace the Global Reporting Initiative (or GRI). The GRI provides companies a standard way to report on their environmental impact, health and worker safety and other similar values. This provides a means for benchmarks and best practices to be identified. Lagging companies will be able to see what is possible and, with effort, make progress towards better practices.

We look forward to the next year with optimism. Even though the last several years have been difficult ones for the equity markets I strongly believe that with energy, effort and sincerity we can make real progress. Thank you for sticking with Citizens Funds.

Sincerely yours,

/s/ Sophia Collier

Sophia Collier, President

Please call (800) 223-7010 for a prospectus that contains information about fees and expenses and should be read carefully before investing.
Distributed by Citizens Securities, Inc., Portsmouth, NH 03801

PORTFOLIO REVIEW                                       CITIZENS CORE GROWTH FUND

Goal
Long-term capital appreciation

Strategy
Invests mainly in stocks of U.S. large-capitalization companies

Inception Dates
Standard shares
03/03/95
Institutional shares
01/25/96
Administrative shares
02/04/00

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past and during the report period to maintain expense limits, without which returns would have been lower.

The S&P 500 Index is an unmanaged index comprised of 500 common stocks chosen for market size, liquidity and industry group representation.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                              Ticker           6             1                         5 Since
                              Symbol        Months         Year         Years         Inception
Standard shares               WAIDX          9.60%        -1.73%        -4.61%          8.53%
Institutional shares          WINIX          9.93%        -1.02%        -3.93%          7.33%
Administrative shares         CGADX          9.81%        -1.36%          N/A         -16.20%

Positive factors throughout the period included strong consumer spending and an accommodating Fed monetary policy. However, investors were still faced with a weak U.S. economy. In addition to ongoing economic and geopolitical anxieties, the majority of the year was characterized by low growth expectations, depressed corporate earnings, flat capital expenditures, and lower global demand and output.

U.S. stocks (as measured by the S&P 500 Index, the fund's benchmark) see-sawed from quarter to quarter during the fiscal year ended June 30, 2003. During the first three months of the period, stocks suffered their largest quarterly loss (-17%) since 1987. In the following three months, a strong GDP report and a surprise interest rate cut by the Fed set off a rally that pushed stock prices up more than 8%. In the first three months of 2003, the war in Iraq dominated people's minds, and stocks finished the quarter down 3%. However, the end of major combat action in Iraq sparked a rally where stocks rebounded more than 15% over the last three months of the period. All told, the S&P 500 Index ended the 12-month period relatively flat with a 0.25% gain.

In keeping with our quality growth approach, our strategy was to position the portfolio to benefit from the early stages of a potential economic recovery. We focused our attention on high-quality names (i.e., companies with healthy balance sheets and stable, more predictable earnings) within higher-growth, economically sensitive sectors. This led us to overweight technology and underweight consumer staples and industrials -- allocation decisions that proved their merit based on how these sectors of the index performed over the 12-month period.

Citizens Core Growth Fund (Standard shares) generated a -1.73% return during the 12-month period ended June 30, 2003, underperforming its benchmark index, the S&P 500 Index, which gained 0.25%.

The most positive contributions to performance during the period came from our holdings in the health care, energy, and industrials sectors. The health care sector as a whole was up 9%, and our overweighting and stock selection allowed us to fully participate in the rally. In particular, our biotechnology holdings alone produced a

                                                       CITIZENS CORE GROWTH FUND

13.8% gain during the period. Our stock selection in the energy sector produced strong gains, as we were able to exploit our thesis that oil and gas prices would remain high after the war. The energy sector within the S&P 500 Index lost 6.8% over the 12-month period, while our energy holdings generated a 9.9% gain. Our stock selection within industrials also performed well, gaining 4.5% despite the sector losing 1.6% within the index during the period.

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                             Citizens Core            S&P 500
           Date             Growth - Standard          Index
           ----             -----------------         -------
         3/3/1995                10,000               10,000
         06/30/95                10,940               11,712
         06/30/96                13,503               14,757
         06/30/97                18,348               19,877
         06/30/98                25,045               25,873
         06/30/99                32,953               31,761
         06/30/00                37,178               34,063
         06/30/01                26,611               29,011
         06/30/02                20,127               23,792
         06/30/03                19,778               23,852


The biggest detractors from performance during the period came from our consumer discretionary holdings. Our overweighting in Kohls detracted from performance, as lower sales figures and excess inventory created a loss in that holding. Not owning Best Buy also hurt, as the company's stock experienced a strong rebound based on its sell-off of unproductive business units and continued strong demand for electronics. Our commitment to the media industry also hurt performance. However, that industry started to show improvement late in the fiscal year.

Our ongoing commitment to owning high-quality companies was not fully rewarded during the period -- particularly in the second and fourth quarters. While U.S. stocks generated positive returns across the board during those two quarters, the most speculative issues led the rally.

We believe that the economy is beginning the road to recovery and that the market environment will ultimately reward our strategy of investing in high-quality companies offering strong long-term prospects. We stand committed to our disciplined long-term approach of investing in fundamentally and socially strong companies for the benefit of our shareholders.

PORTFOLIO REVIEW                                   CITIZENS EMERGING GROWTH FUND

Goal
Aggressive growth

Strategy
Invests mainly in stocks of young, growing, medium-capitalization companies

Inception Dates
Standard shares
02/08/94
Institutional shares
11/01/99
Administrative shares
02/04/00

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past and during the report period, without which returns would have been lower.

Investments in the Citizens Emerging Growth Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, limited product line, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

The Russell MidCap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1               5          Since
                              Symbol        Months         Year           Years      Inception
Standard shares               WAEGX         12.64%        -7.28%          1.45%        10.67%
Institutional shares          CEGIX         13.09%        -6.57%           N/A         -9.82%
Administrative shares         CGRDX         12.91%        -6.80%           N/A        -17.85%

While strong consumer spending and an accommodating Fed monetary policy were positives throughout the period, ongoing economic and geopolitical anxieties lingered. The fiscal year ended June 30, 2003 was generally characterized by muted corporate earnings, flat capital expenditures, and lower global demand and output. However, during the second half of the fiscal year, capital expenditures and corporate earnings showed signs of improvement.

Moving in alternating directions from quarter to quarter, the broad equity market (as measured by the S&P 500 Index) was exceptionally volatile over the 12-month period. Stocks suffered their largest quarterly loss (-17%) since 1987 during the first three months of the period. In the following quarter, stock prices gained more than 8% following a strong GDP report and a surprise interest rate cut by the Fed. In the first three months of 2003, the war in Iraq dominated people's minds, and stocks finished the quarter down 3%. However, the end of major combat action in Iraq sparked a rally where stocks rebounded more than 15% over the last three months of the period.

Mid-cap growth stocks (as measured by the Russell MidCap Growth Index, the fund's benchmark) followed a similar see-saw pattern as the broad equity market. However, while the S&P 500 ended the 12-month period with a 0.25% return, mid-cap growth stocks gained 7.35%. Citizens Emerging Growth Fund (Standard shares) generated a -7.28% return during the 12-month period ended June 30, 2003.

The general market trend during the period was that stocks of lower-quality companies (i.e., unprofitable, low-dollar-priced companies with weak balance sheets) experienced the most dramatic increases. This tendency impacted the mid-cap market, where the smaller and most beaten-down stocks noticeably outperformed stocks of larger and more fundamentally sound companies.

Early in the period our strategy was to position the portfolio to benefit from the early stages of a potential economic recovery. This focused our attention on stocks of high-quality companies within higher-growth, economically sensitive sectors.

                                                   CITIZENS EMERGING GROWTH FUND

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception (02/08/94) of a $10,000 hypothetical investment in the fund's standard shares, compared with the performance (since 02/28/94) for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Citizens Emerging        Russell MidCap
           Date            Growth - Standard        Growth Index
           ----            -----------------        --------------
         02/08/94              10,000
         02/28/94              10,060                   10,000
         06/30/94               9,930                    9,110
         06/30/95              12,238                   11,518
         06/30/96              17,431                   14,235
         06/30/97              18,134                   16,739
         06/30/98              24,127                   20,758
         06/30/99              32,837                   24,974
         06/30/00              59,781                   37,108
         06/30/01              37,353                   25,415
         06/30/02              27,961                   18,721
         06/30/03              25,927                   20,097

The most positive contributions to performance came from the consumer staples, health care and industrials sectors. Our underweighting in consumer staples paid off, as that sector of the benchmark index experienced the biggest loss over the 12-month period. In health care, a significant overweighting and good stock selection in biotechnology generated positive results. Strong gains came from Gilead Sciences Inc., MedImmune Inc., and Neurocrine Biosciences Inc. Good stock selection in industrials (more specifically, within commercial services and suppliers) protected the portfolio from a sector of the index that was down during the period.

The biggest detractors from performance during the period came from our consumer discretionary, information technology and financials sector allocations. Our consumer discretionary picks underperformed versus the index. Within that sector, our investments in both media and automobiles hurt performance, although they started to show improvement late in the fiscal year. Our holdings in information technology, particularly software and hardware equipment, also underperformed their more speculative peers. In software, strong performance by some holdings was more than offset by stocks that suffered steep declines during the period. Security selection in the financial sector also hurt performance.

We believe that the market will soon begin to take a longer-term view that discriminates between companies offering strong long-term prospects and those lacking solid fundamentals. When that happens, we feel that our commitment to holding quality companies should reward our shareholders to a greater degree.

PORTFOLIO REVIEW                             CITIZENS SMALL CAP CORE GROWTH FUND

Goal
Capital appreciation

Strategy
Invests mainly in stocks of small-capitalization U.S. companies

Inception Dates
Standard shares
12/28/99

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past and during the report period to maintain expense limits, without which returns would have been lower.

Investments in the Citizens Small Cap Core Growth Fund involve unique risks, as small-and medium-sized companies may have inexperienced management, limited product line, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1             5             Since
                              Symbol        Months         Year         Years         Inception
Standard shares               CSCSX         14.08%        -5.56%         -8.21        -3.94%

Despite strong consumer spending and an accommodating Fed monetary policy throughout the fiscal year ended June 30, 2003, the U.S. economy remained weak. In addition to ongoing economic and geopolitical anxieties, the majority of the period was characterized by muted corporate earnings, flat capital expenditures, and lower global demand and output. However, during the second half of the fiscal year, capital expenditures and corporate earnings started showing signs of improvement.

U.S. stocks (as measured by the S&P 500 Index) moved in alternating directions from quarter to quarter during the fiscal year ended June 30, 2003. During the first three months of the period, stocks suffered their largest quarterly loss (-17%) since 1987. In the following three months, a strong GDP report and a surprise interest rate cut by the Fed set off a rally that pushed stock prices up more than 8%. In the first three months of 2003, the war in Iraq dominated people's minds, and stocks finished the quarter down 3%. However, the end of major combat action in Iraq sparked a rally where stocks rebounded more than 15% over the last three months of the period. All told, the S&P 500 Index ended the 12-month period relatively flat with a 0.25% gain.

Small-cap growth stocks (as measured by the Russell 2000 Growth Index, the fund's benchmark) followed a similar pattern as the S&P 500 Index -- but with even greater quarter-to-quarter volatility. In the end, small-cap growth stocks finished the 12-month period with a small gain of 0.69%. The Citizens Small Cap Core Growth Fund (Standard shares) generated a -5.56% return during the fiscal year ended June 30, 2003.

Our strategy was to invest in high-quality small-cap stocks. However, the general market trend during the period was that stocks of lower-quality companies (i.e., unprofitable, low-dollar-priced companies with weak balance sheets) experienced the most dramatic increases. This pattern was quite strong in the small-cap market during the period, as the most beaten-down stocks noticeably outperformed stocks of more fundamentally sound companies.

Positive contributions to the fund's performance during the period came from our health care, industrials and consumer staples holdings. Within health care, our

                                             CITIZENS SMALL CAP CORE GROWTH FUND

equipment and services holdings in Integra LifeSciences and Thoratec Corp. performed strongly during the period. Within industrials, strong performers in commercial services and suppliers included Career Education and United Stationers Inc. Within consumer staples, good stock selection helped performance, as did our avoidance of Fleming Cos., an index holding that went bankrupt during the period.

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Citizens Small Cap    Russell 2000
           Date               Core Growth        Growth Index
           ----            ------------------    ------------
         12/28/99              10,000               10,000
         06/30/00              11,230               10,651
         06/30/01               9,537                8,165
         06/30/02               9,197                6,124
         06/30/03               8,686                6,166

The biggest detractors from performance came within the technology and consumer discretionary sectors. In technology, our higher-quality holdings in both the software and services and the hardware and equipment industries underperformed more speculative issues. This was particularly noticeable during the rally late in the period. In the consumer discretionary sector, solid stock selection in automobiles and components and consumer durables and apparel were more than offset by weak performance from our media, restaurants, and retailing holdings. Our investments in both media and restaurants hurt performance, although they started to show improvement late in the fiscal year. In retailing, a number of our holdings suffered declines due to disappointing earnings, as a turnaround in consumer spending on retail goods was slow to materialize.

We believe that the early stages of economic recovery are starting to take hold, and that the market will soon begin to take a longer-term view regarding companies offering strong long-term prospects. As the economy continues to improve, we feel that our commitment to holding quality companies should reward our shareholders to a greater degree.

PORTFOLIO REVIEW                                             CITIZENS VALUE FUND

Goal
Long-term capital appreciation

Strategy
Invests mainly in stocks and other equities of U.S. large-capitalization companies

Inception Dates
Standard shares
06/13/96

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

The S&P 500 Index is an unmanaged index comprised of 500 common stocks chosen for market size, liquidity and industry group representation.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

(1) Includes performance of the fund's predecessor, the Meyers Pride Value Fund, for the periods prior to September 24, 2001.

(2) According to Lipper Analytical Services, Inc., within the large value category for the period ended June 30, 2003, the fund's performance ranked it 125 out of 387 funds for one year, 278 out of 288 funds for three years, and 69 out of 207 funds for five years.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1               5          Since
                              Symbol        Months         Year           Years      Inception
Standard shares(1)            MYPVX         14.44%        -1.14%          0.39%         5.71%

It was encouraging to see positive signs such as strong consumer spending and an accommodating Fed monetary policy throughout the period. However, those two factors alone were not enough to jump start a weak U.S. economy. In addition to ongoing economic and geopolitical anxieties, the majority of the year was characterized by low growth expectations, depressed corporate earnings, flat capital expenditures, and lower global demand and output.

U.S. stocks (as measured by the S&P 500 Index) moved in alternating directions from quarter to quarter during the fiscal year ended June 30, 2003. During the first three months of the period, stocks suffered their largest quarterly loss (-17%) since 1987. In the following three months, a strong GDP report and a surprise interest rate cut by the Fed set off a rally that pushed stock prices up more than 8%. In the first three months of 2003, the war in Iraq dominated people's minds, and stocks finished the quarter down 3%. However, the end of major combat action in Iraq sparked a rally where stocks rebounded more than 15% over the last three months of the period. All told, the S&P 500 Index ended the 12-month period relatively flat with a 0.25% gain.

Fiscal 2003 was a year of successful transition for Citizens Value Fund. In October 2002 Citizens Advisers began managing the fund in-house. Our approach is to use fundamental analysis to identify high-quality companies (i.e., those with healthy balance sheets and stable, more predictable earnings) that are selling at a discount to their peers or historic values. We believe this "quality value" style has excellent potential to be a rewarding investment strategy with a lower risk profile.

The results over the last nine months of the period were encouraging. The fund made up much of its loss from the beginning of the fiscal year, finishing with a -1.14% return for the 12 months ended June 30, 2003. This placed the fund in the top third of its large-cap value peer group(2) for the one year period. (The fund finished in the 97th percentile for three years and the 34th percentile for five years.)

During the second half of the fiscal year the fund gained 14.44%, while its benchmark index, the S&P 500 Index, returned 11.76%. Good stock selection across most sectors

                                                             CITIZENS VALUE FUND

enabled the fund to perform well over the six months ended June 30, 2003. Financials, health care, consumer discretionary and information technology were the top contributing sectors. The weakest sectors were telecomm services and energy.

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           Date          Citizens Value Fund       S&P 500 Index
           ----          -------------------       -------------
         06/13/96              10,000                10,000
         06/30/96               9,740                10,029
         06/30/97              12,350                13,509
         06/30/98              14,506                17,584
         06/30/99              17,893                21,585
         06/30/00              19,209                23,150
         06/30/01              23,325                19,716
         06/30/02              14,966                16,170
         06/30/03              14,795                16,210

For the full year the fund benefited both from stocks it held as well as from the stocks it avoided. The best performing stock for the year was Qualcomm, which we held during two periods of rapid appreciation. Qualcomm benefited from a resurgence of the wireless industry. The fund also benefited from owning AOL Time Warner and FleetBoston, two large companies whose shares were under pressure, but experienced nice recoveries during the year. Avoiding the shares of ExxonMobil, Boeing and Lockheed Martin also benefited the fund versus the S&P 500, because these socially rejected companies experienced significant market value declines during the 12-month period.

Less successful investments made during the early part of the year included Calpine and Digital Lightwave. These were names that had fallen significantly in price at the time they were acquired. However, each of them continued to have financial and operational issues that precipitated further declines. The current quality value strategy seeks to avoid investing in highly distressed companies and these holdings were sold in October 2002 when the new strategy was put in place.

Our outlook is positive for the Citizens Value Fund. We believe we are in the early stages of an economic recovery and that a disciplined, fundamentally driven value strategy should outperform over the long term.

PORTFOLIO REVIEW                                          CITIZENS BALANCED FUND

Goal
Current income and capital appreciation

Strategy
Invests in a blend of stocks, bonds, and money market securities

Inception Dates
Standard shares
12/20/02

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of interest, dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

The S&P 500 Index is an unmanaged index comprised of 500 common stocks chosen for market size, liquidity and industry group representation. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of taxable, investment-grade fixed-income securities, including government, corporate, mortgage and asset-backed securities. Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

(1) Blended Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index.

TOTAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1               5          Since
                              Symbol        Months         Year           Years      Inception
Standard shares                N/A           5.29%          N/A            N/A         4.87%

Since the fund's inception on December 20, 2002, through June 30, 2003, both domestic equity and bond prices experienced gains. In the first three months of 2003, the war in Iraq dominated people's minds, and stocks (as measured by the S&P 500 Index) finished the quarter down 3%. However, the end of major combat action in Iraq sparked a rally where stocks rebounded more than 15% over the last three months of the period. During the last six months of fiscal 2003, the S&P 500 Index gained 11.76% and the Lehman Brothers U.S. Aggregate Bond Index gained 3.93%.

The Citizens Balanced Fund generated a total return of 4.87% from its inception date through June 30, 2003, while its benchmark index, a blended index of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index, gained 8.64%.

Since the fund started we have taken a gradual but increasingly aggressive posture in allocating the portfolio between stocks and bonds. Our cautious pre-war stance shifted in a more opportunistic direction based on timely resolution of the conflict in Iraq. Believing that the economy would gradually recover and the market would move to the upside, we adjusted the fund's equity allocation from 66% on March 31, 2003, to 68.4% as of June 30, 2003. While our thesis of increasing our overweight to equities proved valid, our commitment to investing in high-quality stocks (i.e., companies with healthy balance sheets and stable, more predictable earnings) within higher-growth, economically sensitive sectors was not fully rewarded in the last six months of fiscal 2003. Stocks generated positive returns during that period. However, the most speculative issues generated the biggest gains.

Positive contributions to performance in our equity holdings came from our underweighting to consumer staples, as that turned out to be one of the weakest performing (albeit, still positive) sectors of the S&P 500 Index during the last half of fiscal 2003. Stock selection was also strong within the sector, particularly in the food and staples retailing industry and household and personal products industry. Positive contributions also came from health care, where good stock selection in the pharmaceuticals and biotechnology industry created gains.

                                                          CITIZENS BALANCED FUND

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                      Citizens Balanced
           Date        Fund - Standard            Balanced Index
           ----       -----------------           --------------
         12/20/02         10,000                      10,000
         12/31/02          9,960                       9,998
         03/31/03          9,735                       9,864
         06/30/03         10,487                      10,864

Detractors from our equity performance came from our technology, telecommunications and consumer discretionary holdings. In technology, our overweighting versus the equity portion of the benchmark proved helpful. However, our holdings in the hardware and equipment industry and software and services industry underperformed. Our telecommunications holdings made a negative contribution to return, as some of the companies that faltered and were sold during the first calendar quarter of 2003 subsequently achieved strong performance during the following quarter. Within the consumer discretionary sector our overweighting in retailer Kohls detracted from performance, as lower sales figures and excess inventory created a loss for that holding. Not owning Best Buy also hurt, as the company's stock experienced a strong rebound based on its sell-off of unproductive business units and continued strong demand for electronics. Our commitment to the media industry detracted from performance. However, that industry started to show improvement late in the period.

The fixed-income portion of the fund lagged the Lehman Brothers U.S. Aggregate Bond Index. This was due primarily to our underweighting in the corporate market versus the index, where both investment-quality and lower-quality higher-yield corporates outperformed higher-quality issues. As the asset size of the fund increases we plan to boost our allocation to investment-quality corporates, assuming market fundamentals continue to support such a move.

We believe that the market will soon begin to take a longer-term view that discriminates between companies offering strong long-term prospects and those lacking solid fundamentals. When that happens, we feel that our commitment to holding quality companies should reward shareholders to a greater degree.

PORTFOLIO REVIEW                                     CITIZENS GLOBAL EQUITY FUND

Goal
Capital appreciation

Strategy
Invests mainly in stocks and other equities of foreign and U.S. companies

Inception Dates
Standard shares
02/08/94
Institutional shares
11/01/99
Administrative shares
02/04/00

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

Investments in the Citizens Global Equity Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1               5          Since
                              Symbol        Months         Year           Years      Inception
Standard shares               WAGEX          4.94%        -5.84%         -1.88%         5.35%
Institutional shares          CGEIX          5.24%        -5.21%           N/A        -10.97%
Administrative shares         CEADX          5.05%        -5.52%           N/A        -21.50%

Over the first six to nine months of fiscal year 2003, stocks around the world struggled to make progress against a combination of slowing economic activity and growing economic and geopolitical anxieties. Much of the period was characterized by lower growth expectations, depressed corporate earnings, flat capital expenditures, and lower global demand and output. Until the last quarter or so, the monetary stimulus administered by global central banks appeared to have failed to jump start the global economy or boost global equity prices. More recently, there have been increasing signs of an incipient -- albeit anemic -- economic recovery.

Throughout the fiscal year, global equity markets showed unprecedented quarterly volatility. After a near-panic rout in the first three months, global equity markets moved up sharply on a technical bounce only to languish again in the following three months on geopolitical concerns. A similar whiplash took place during the last three months of the period -- one which we believe marks a turning point in global markets.

Despite a 17.04% gain in the last three months of the period, global equity markets (as measured by the MSCI World Index, the fund's benchmark index) were down -2.36% over the fiscal year ended June 30, 2003. Citizens Global Equity Fund (Standard shares) generated a return of -5.84% during this period.

Investment themes developed during the period included our overweight in energy, where we favored natural gas companies that would benefit from capacity constraints and increased demand. We also looked to biotechnology in order to add higher growth potential within our health care allocation. In addition, we focused our telecommunications exposure on entrenched local carriers and wireless companies.

During the period our best performing sectors included energy, information technology, and telecommunications. Within the energy sector EnCana was the best performing of our natural gas holdings. In telecommunications, Vodafone and Telefonica were standouts during the period. Other strong performers included two financial stocks, Citigroup and Amvescap -- each benefiting from the surge in global equity markets. In general, our defensive stocks within the utilities, materials and consumer staples

                                                     CITIZENS GLOBAL EQUITY FUND

sectors performed resiliently under a difficult market backdrop.

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Citizens Global          Merrill Lynch 1-Year
           Date         Equity - Standard         Treasury Note Index
           ----         -----------------         --------------------
         02/08/94            10,000                    10,000
         06/30/94             9,800                     9,942
         06/30/95            10,758                    11,002
         06/30/96            12,107                    13,031
         06/30/97            14,734                    15,934
         06/30/98            17,939                    18,647
         06/30/99            21,946                    21,569
         06/30/00            33,648                    24,199
         06/30/01            22,312                    19,287
         06/30/02            17,328                    16,352
         06/30/03            16,317                    15,966

Detractors from performance came from our holdings within the consumer discretionary and financials sectors. We held a number of stocks that underperformed for their own individual reasons. Sony's stock price suffered after it announced a profits warning toward the end of the period. In a disparate financials sector, Allianz and Mitsubishi Tokyo Financial failed to perform and were subsequently sold. In very volatile trading, companies like ASML Holding, which we view as an early recovery stock, moved to the downside, although it did start to show improvement during the rally late in the fiscal year.

We are looking to the first half of fiscal 2004 to provide confirmation that the easing of monetary conditions around the world is indeed sufficient to stimulate economic growth. Should that occur, we expect psychology in equity markets worldwide to recover markedly. Coupled with better than anticipated earnings releases, we believe these signs will underpin further rallies from current levels. Accordingly, we are positioning the fund for what we expect to be better markets ahead and are retaining our overweights to the growth areas of technology and telecommunications in particular.

PORTFOLIO REVIEW                              CITIZENS INTERNATIONAL GROWTH FUND

Goal
Capital appreciation

Strategy
Invests mainly in stocks and other equities of foreign companies

Inception Dates
Standard shares
12/20/00

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past and during the report period to maintain expense limits, without which returns would have been lower.

Investments in the Citizens International Growth Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

The MSCI EAFE Index is an unmanaged index of foreign stock funds and is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1               5          Since
                              Symbol        Months         Year           Years      Inception
Standard shares                 N/A          4.26%         -9.06           N/A       -17.67%

Over the first six to nine months of the fiscal year ended June 30, 2003, stock markets around the world struggled to make progress against a combination of slowing economic activity and growing economic and geopolitical anxieties. Much of the period was characterized by lower growth expectations, depressed corporate earnings, flat capital expenditures, and lower global demand and output. Until the last quarter or so, the monetary stimulus administered by global central banks appeared to have failed to jump start the economy or boost equity prices. More recently, there have been increasing signs of an incipient -- albeit anemic -- economic recovery.

Throughout the fiscal year, foreign equity markets showed unprecedented quarterly volatility. After a near-panic rout in first three months, global equity markets moved up sharply on a technical bounce only to languish in the following three months on geopolitical concerns. A similar whiplash took place during the last three months of the period -- one which we believe marks a turning point in international markets. Despite a 19.27% gain over the last three months of the period, foreign equity markets (as measured by the MSCI EAFE Index, the fund's benchmark index) were down -6.43% over the 12-month period. Citizens International Growth Fund (Standard shares) generated a return of -9.06% during this period.

In large part, this underperformance can be attributed to our focus on high-quality, large-cap companies (i.e., companies with healthy balance sheets and stable, more predictable earnings) during a period in which more speculative companies led the fledgling recovery. Although growth-oriented sectors such as technology began to recover toward the end of the period, in general more defensive value stocks performed better.

Positive contributions to the fund's return came from our overweight to energy. EnCana and Precision Drilling did well -- both offering exposure to natural gas prices. Both oil and natural gas surged over the 12-month period, mainly on supply/demand imbalances. Other positive sector performance came from the basic materials and

                                              CITIZENS INTERNATIONAL GROWTH FUND

utilities areas, where strong commodity prices and lower interest rates respectively helped buoy financial performance.

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                              Citizens               MSCI
           Date          International Growth     EAFE Index
           ----          --------------------     ----------
         12/20/00             10,000               10,000
         06/30/01              8,220                8,688
         06/30/02              6,730                7,863
         06/30/03              6,120                8,129

Our overweight to technology detracted from performance over the 12 months, despite having racked up gains in the last quarter of the fiscal year. We increased our exposure when prices were falling during the first three months of the period. However, technology stocks -- and in particular the semi-conductor industry -- have remained quite volatile. We are retaining our overweight in this sector given that a recovery in levels of capital expenditure is already being seen, albeit unevenly.

We are looking to the first half of fiscal 2004 to provide confirmation that the easing of monetary conditions around the world is indeed sufficient to stimulate economic growth. Should that occur, we expect psychology in equity markets worldwide to recover markedly. Coupled with better than anticipated earnings releases, we believe these signs will underpin further rallies from current levels. Accordingly, we are positioning the fund for better markets ahead and are retaining our overweights to the growth areas of technology and telecommunications in particular.

PORTFOLIO REVIEW                                           CITIZENS INCOME FUND

Goal
Current income and monthly dividend payment

Strategy
Invests mainly in bonds and mortgage-backed securities

Inception Dates
Standard shares
06/10/92

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of interest, dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of taxable, investment-grade fixed-income securities, including government, corporate, mortgage and asset-backed securities. Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1               5          Since
                              Symbol        Months         Year           Years      Inception
Standard shares               WAIMX          5.67%         11.28%         4.38%         5.74%

Throughout the fiscal year ended June 30, 2003, interest rates have trended downward in reaction to an ongoing effort by the Federal Reserve Bank to restart the economy. The federal funds rate (the rate banks charge each other for overnight loans) declined from 1.75% in June 2002 to 1.00% at the end of the fiscal year, marking a 40-year low.

Strong consumer spending and an accommodating Fed monetary policy were positives throughout the period. However, those two factors alone were not enough to jump start a weak U.S. economy. In addition to ongoing economic and geopolitical anxieties, the majority of the year was characterized by low growth expectations, depressed corporate earnings, flat capital expenditures, and lower global demand and output.

While declining interest rates pushed yields on bond funds lower over the past year, they have had a positive impact on the total return investors have earned on bond fund investments. For the fiscal year ended June 30, 2003, the Citizens Income Fund generated a total return of 11.28%, outperforming its benchmark index, the Lehman Brothers U.S. Aggregate Bond Index, which gained 10.40%.

Our thesis early in the fiscal year was that corporate spreads (the difference between yields on corporate bonds and U.S. Treasury bonds) were too wide and that corporate bonds in general were undervalued. Therefore, we increased our corporate exposure to take advantage of this market condition. After a slow start through the summer of 2002, the corporate bond market experienced one of its best performing periods in two decades, signaling an upturn in profit growth over the next 12 months.

Within the corporate market, we were overweighted in financials, cable, and telecommunications versus the benchmark index. These sectors performed well during the period due to a number of factors, including improving balance sheets, cost-cutting measures, and improvements in productivity. Specifically, the fund holdings that performed well included Bear Stearns and Goldman Sachs in the financials sector, Comcast and Cox in the cable industry, and Verizon in the telecommunications sector.

                                                            CITIZENS INCOME FUND

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Citizens            Lehman Brothers
           Date             Income          U.S. Aggregate Bond Index
           ----            --------         -------------------------
         06/10/92           10,000                  10,000
         06/30/92           10,080                  10,117
         06/30/93           11,096                  11,310
         06/30/94           11,100                  11,162
         06/30/95           12,255                  12,563
         06/30/96           12,927                  13,193
         06/30/97           14,163                  14,268
         06/30/98           15,649                  15,773
         06/30/99           15,770                  16,269
         06/30/00           16,298                  17,011
         06/30/01           17,579                  18,922
         06/30/02           17,427                  20,554
         06/30/03           19,393                  22,872

At different points throughout the fiscal year, there were various factors that detracted from performance. Being underweight in mortgage-backed securities and Treasuries had a negative impact during a flight-to-quality in bond markets during July and August 2002. Our underweighting in lower-quality, higher-yielding corporates also was a detractor, as that sector of the bond market performed strongly throughout most of the 12-month period ended June 30, 2003. Despite these short-term challenges, the portfolio generated strong risk-managed returns during the fiscal year.

We believe that improving corporate balance sheets and a gradually improving economic picture will be some of the key factors influencing the fixed-income market in the first half of fiscal 2004. That said, it is our opinion that the Fed appears unlikely to raise interest rates until there are clear signs of a stronger and sustainable economic recovery. Within this environment, we will remain cautious as we look for opportunities to increase yield while attempting to minimize share price volatility.

PORTFOLIO REVIEW                                  CITIZENS ULTRA SHORT BOND FUND

Goal
High level of current income consistent with preservation of capital

Strategy
Invests mainly in short-duration investment-grade securities

Inception Dates
Standard shares
11/21/02

Important Notes
The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

The Merrill Lynch 1-Year Treasury Note Index is an unmanaged index that tracks the performance of U.S. Treasury notes with maturities of approximately one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

TOTAL RETURNS (AS OF 06/30/2003)

                              Ticker          6             1               5          Since
                              Symbol        Months         Year           Years      Inception
Standard shares                 N/A          1.58%           N/A           N/A          2.12%

Throughout the fiscal year ended June 30, 2003, interest rates have trended downward in reaction to an ongoing effort by the Federal Reserve Bank to restart the economy. The federal funds rate (the rate banks charge each other for overnight loans) declined from 1.75% in June 2002 to 1.00% at the end of the fiscal year, marking a 40-year low.

Strong consumer spending and an accommodating Fed monetary policy were positives throughout the period. However, those two factors alone were not enough to jump start a weak U.S. economy. In addition to ongoing economic and geopolitical anxieties, the majority of the year was characterized by low growth expectations, depressed corporate earnings, flat capital expenditures, and lower global demand and output.

Since the inception of the fund on November 21, 2002, short-term interest rates declined in reaction to a reduction of the federal funds rate. The yield on the Merrill Lynch 1-Year Treasury Note Index (the fund's benchmark index) fell from 1.52% in the beginning of December 2002 to 1.05% as of June 30, 2003. While declining rates have negatively impacted the fund's yield, they had a positive impact on the total return of the fund.

During this historically low interest rate environment, the 30-day yield on the Citizens Ultra Short Bond Fund (Standard shares) stood at 1.56% as of June 30, 2003. Since its inception on November 21, 2002 through June 30, 2003, the fund generated a total return of 2.12%, outperforming its benchmark index, which gained 1.27%.

Since its inception, the fund's strategy has been to focus on share price stability as well as increasing yield when possible. This was achieved by owning low-duration, high-quality corporate bonds and asset-backed securities. In particular, our corporate exposure made a strong contribution to the fund's yield and total return since inception. Also, the fund's asset-backed securities outperformed U.S. Treasuries and government agency issues.

Other funds have benefited from buying higher-yielding, lower-quality securities. Avoiding these types of issues has hampered fund performance to some degree, as the

                                                  CITIZENS ULTRA SHORT BOND FUND

market has favored more speculative issues during the last two quarters of the fiscal year. Going forward, we plan to continue to stay clear of lower-quality issues due to their increased credit risk and their potential negative impact on the fund's share price in the event of a default.

PERFORMANCE OVER TIME (AS OF 06/30/03)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        Citizens Ultra      Merrill Lynch 1-Year
           Date         Short Bond Fund     Treasury Note Index
           ----         ---------------     --------------------
         11/30/02          10,000               10,000
         12/31/02          10,053               10,039
         03/31/03          10,139               10,083
         06/30/03          10,212               10,127

We believe that improving corporate balance sheets and a gradually improving economic picture will be some of the key factors influencing the fixed-income market in the first half of fiscal 2004. That said, it appears that the Fed is unlikely to raise interest rates until there are clear signs of a stronger and sustainable economic recovery. Within this environment, we will remain cautious as we look for opportunities to pick up yield while attempting to minimize share price volatility.

PORTFOLIO REVIEW                                      CITIZENS MONEY MARKET FUND

Goal
Current income consistent with safety and liquidity

Strategy
Invests exclusively in money market instruments

Inception Dates
Standard shares
08/30/83
Institutional shares
02/01/96

Important Notes
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. When you sell your fund shares, they may be worth more or less than what you paid for them.

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Auditors.

AVERAGE ANNUAL RETURNS (AS OF 06/30/2003)

                                 Ticker       6          1          5          10        Since
                                 Symbol     Months      Year      Years       Years    Inception
Standard shares                  WKAXX       0.22%      0.65%      3.25%      3.65%       N/A
Institutional shares             WAIXX       0.35%      0.95%      3.57%       N/A       4.08%

Throughout the fiscal year ended June 30, 2003, interest rates trended downward in reaction to an ongoing effort by the Federal Reserve Bank to restart the economy. The federal funds rate (the rate banks charge each other for overnight loans) declined from 1.75% in June 2002 to 1.00% at the end of the fiscal year, marking a 40-year low.

In reaction to the Fed lowering rates, the yields offered by money market instruments also continued to fall throughout the fiscal year. Commercial paper rates in general have taken a very similar path as the federal funds rate, dropping from approximately 1.75% in June 2002 to approximately 0.99% in June 2003.

One of the most significant factors impacting all money market funds during the period was the 50 basis point interest rate cut by the Fed in November 2002. This hurt performance because most of the investment community did not expect such a large cut in the Fed funds rate.

During this historically low interest rate environment, the seven-day simple yield on the Citizens Money Market Fund (Standard shares) moved from 0.94% as of June 30, 2002, to 0.36% as of June 30, 2003. Over the 12-month period the fund's Standard shares had a total return of 0.65%.

The fund's strategy during the period remained focused on investing in high-quality securities of socially responsible companies, avoiding those with credit and headline risk, and keeping the fund's weighted average maturity in line with that of its peers.

We believe that improving corporate balance sheets and a gradually improving economic picture will be some of the key factors influencing the fixed-income market in the first half of fiscal 2004. That said, it appears that the Fed is unlikely to raise rates until there are clear signs of a stronger and sustainable economic recovery. Within this environment, we will remain cautious as we look for opportunities to pick up yield while staying relatively close to the weighted average maturity of our peers.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Citizens Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund, Citizens Ultra Short Bond Fund and Citizens Money Market Fund (the "Funds") at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 15, 2003

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Citizens Core Growth Fund

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.7%

Air Freight - 1.6%
FedEx Corp.                                            93,060            5,773

Airlines - 0.6%
Southwest Airlines Co.                                116,000            1,995

Banks - 1.7%
Bank of America Corp.                                  44,000            3,477
PNC Bank Corp.                                         54,000            2,636
                                                                      --------
                                                                         6,113
Biotechnology - 4.4%
Amgen, Inc. (a)                                       134,150            8,912
Cephalon, Inc. (a)                                     60,000            2,470
Gilead Sciences, Inc. (a)                              48,000            2,668
Millenium Pharmaceuticals, Inc. (a)                    87,000            1,369
                                                                      --------
                                                                        15,419
Broadcasting - 3.0%
Clear Channel
   Communications, Inc. (a)                           188,000            7,969
Fox Entertainment Group, Inc.,
   Class A (a)                                         95,000            2,734
                                                                      --------
                                                                        10,703
Computers - 12.8%
Dell Computer Corp. (a)                               106,500            3,404
Intel Corp.                                           257,200            5,346
International Business
   Machines Corp.                                      67,000            5,527
Mercury Interactive Corp. (a)                          66,000            2,548
Microsoft Corp.                                       492,100           12,602
Oracle Corp. (a)                                      381,000            4,580
Seagate Technology (a)                                160,000            2,824
Symantec Corp. (a)                                     57,700            2,531
Veritas Software Corp. (a)                             92,000            2,638
Yahoo!, Inc. (a)                                       88,000            2,883
                                                                      --------
                                                                        44,883
Electronics - 7.7%
Adobe Systems, Inc.                                   145,000            4,651
Analog Devices, Inc. (a)                               88,000            3,064
Broadcom Corp., Class A (a)                           107,000            2,665
Cisco Systems, Inc. (a)                               201,900            3,370
Electronic Arts, Inc. (a)                              24,000            1,776
Flextronics International (a)                         336,000            3,492
Juniper Networks, Inc. (a)                            133,000            1,645
Marvel Technology Group, Ltd. (a)                      58,000            1,993
Maxim Integrated Products, Inc.                        75,000            2,564
Texas Instruments, Inc.                                99,000            1,742
                                                                      --------
                                                                        26,962
Energy & Utilities - 5.4%
Apache Corp.                                           41,600            2,706
Baker Hughes, Inc.                                     77,000            2,585
BJ Services Co. (a)                                    67,000            2,503
ConocoPhillips                                         63,000            3,452
Devon Energy Corp.                                     50,000            2,670
EOG Resources, Inc.                                    86,000            3,599
Vulcan Power Co., Class A (a) (b)                      40,000               --
Weatherford International, Ltd. (a)                    38,739            1,623
                                                                      --------
                                                                        19,138
Entertainment - 3.5%
AOL Time Warner, Inc. (a)                             461,000            7,417
Comcast Corp., Class A (a)                             53,000            1,600
Viacom, Inc. (a)                                       78,424            3,424
                                                                      --------
                                                                        12,441
Financial - Diversified - 9.8%
American Express Co.                                  124,945            5,224
Citigroup, Inc.                                       286,700           12,270
J.P.Morgan Chase & Co.                                130,000            4,443
Janus Capital Group, Inc.                             160,000            2,624
Legg Mason, Inc.                                       27,000            1,754
Mellon Financial Corp.                                 65,000            1,804
State Street Corp.                                     67,000            2,640
Wells Fargo & Co.                                      75,000            3,780
                                                                      --------
                                                                        34,539
Foods - 3.8%
Campbell Soup Co.                                     141,000            3,455
PepsiCo, Inc.                                         180,500            8,032
Wm.Wrigley Jr. Co.                                     31,000            1,743
                                                                      --------
                                                                        13,230
Health Care - 15.1%
AmerisourceBergen Corp.                                39,000            2,705
Barr Laboratories, Inc. (a)                            56,000            3,668
Boston Scientific Corp. (a)                            26,500            1,619
Eli Lilly & Co.                                        64,900            4,476
Express Scripts, Inc. (a)                              27,000            1,845
Johnson & Johnson, Inc.                               102,948            5,321
Medtronic, Inc.                                        53,338            2,559
Merck & Co., Inc.                                      61,000            3,694
Mylan Laboratories, Inc.                               53,000            1,843
Pfizer, Inc.                                          492,200           16,808
St. Jude Medical, Inc. (a)                             32,000            1,840
UnitedHealth Group, Inc.                               94,000            4,723
WellPoint Health Networks, Inc. (a)                    20,000            1,686
                                                                      --------
                                                                        52,787
See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
Insurance - 4.3%
American International Group, Inc.                    167,934            9,267
Willis Group Holdings, Ltd.                            78,700            2,420
XL Capital, Ltd.                                       41,000            3,403
                                                                      --------
                                                                        15,090
Investment Banking & Brokerage - 1.0%
The Goldman Sachs Group, Inc.                          40,000            3,350

Leisure - 0.5%
Harley-Davidson, Inc.                                  44,000            1,754

Manufacturing - 3.6%
3M Co.                                                 84,300           10,873
Illinois Tool Works, Inc.                              28,000            1,844
                                                                      --------
                                                                        12,717
Personal Care - 2.5%
Colgate-Palmolive Co.                                  88,800            5,146
Gillette Co.                                          110,000            3,505
                                                                      --------
                                                                         8,651
Publishing - 1.0%
Gannett Co., Inc.                                      45,800            3,518

Restaurants - 1.3%
Brinker International, Inc. (a)                        76,000            2,738
YUM! Brands, Inc. (a)                                  63,000            1,862
                                                                      --------
                                                                         4,600
Retail - 5.9%
Costco Wholesale Corp. (a)                            118,400            4,334
eBay, Inc. (a)                                         18,000            1,875
InterActiveCorp, Inc. (a)                              98,096            3,882
Kohl's Corp. (a)                                       35,700            1,834
Target Corp.                                           94,000            3,557
Tiffany & Co.                                          53,000            1,732
Walgreen Co.                                          121,200            3,648
                                                                      --------
                                                                        20,862
Services - 4.9%
Apollo Group, Inc., Class A (a)                        62,000            3,829
Cendant Corp. (a)                                     336,000            6,155
First Data Corp.                                       42,000            1,740
Fiserv, Inc. (a)                                       73,000            2,600
Paychex, Inc.                                          88,000            2,579
                                                                      --------
                                                                        16,903
Telecommunications - 3.3%
Amdocs, Ltd. (a)                                      111,600            2,678
Nextel Communications, Inc. (a)                       141,000            2,549
QUALCOMM, Inc                                          81,000            2,896
Verizon Communications, Inc.                           88,000            3,472
                                                                      --------
                                                                        11,595
                                                                      --------
Total Common Stocks                                                    343,023
Cost:$296,814

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.6%
Fifth Third Bank,
0.95%, 07/01/03
(Proceeds at maturity $5,735,
  collateralized by Federal Home Loan
  Mortgage Corporation security, 5.00%, 10/15/31)
Cost: $5,735                                            5,735            5,735
                                                                      --------

TOTAL INVESTMENTS - 99.3%                                              348,758
Cost: $302,549 (c)

Percentages indicated are based on net assets of $351,336.

(a) Non-income producing security.

(b) Restricted security constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. This security is valued at its fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the security is as follows:

Acquisition Date: March 3, 1995
Cost: $300
Value: $0

(c) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $9,488. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                               $43,385
Unrealized depreciation                                (6,664)
                                                      -------
Net unrealized appreciation                           $36,721

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Citizens Emerging Growth Fund

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
COMMON STOCKS - 100.0%

Airlines - 2.3%
Jetblue Airways Corp. (a)                              92,300            3,903

Biotechnology - 8.8%
Allergan, Inc.                                         33,600            2,591
Gilead Sciences, Inc. (a)                              59,200            3,290
IDEC Pharmaceuticals Corp. (a)                         21,500              731
MedImmune, Inc. (a)                                    56,600            2,059
Millenium Pharmaceuticals, Inc. (a)                   228,465            3,593
Neurocrine Biosciences, Inc. (a)                       55,686            2,781
                                                                      --------
                                                                        15,045
Computers - 13.0%
Cognos, Inc. ADR (a)                                   84,600            2,284
Hyperion Solutions Corp. (a)                           52,000            1,756
Intuit, Inc. (a)                                       21,000              935
Mercury Interactive Corp. (a)                          81,212            3,136
Network Associates, Inc. (a)                          162,100            2,055
Pixar, Inc. (a)                                        29,760            1,811
Seagate Technology (a)                                160,000            2,824
Symantec Corp. (a)                                     36,200            1,588
Veritas Software Corp. (a)                             90,000            2,580
Yahoo!, Inc. (a)                                      104,600            3,426
                                                                      --------
                                                                        22,395
Construction - 0.9%
Standard Pacific Corp.                                 48,700            1,615

Electrical Equipment - 2.0%
Fairchild Semiconductor Corp. (a)                      67,930              869
Symbol Technologies, Inc.                             203,481            2,647
                                                                      --------
                                                                         3,516
Electronics - 18.1%
Adobe Systems, Inc.                                    91,300            2,928
Analog Devices, Inc. (a)                               56,890            1,981
Broadcom Corp., Class A (a)                           125,500            3,126
Conexant Systems, Inc. (a)                            427,000            1,751
Electronic Arts, Inc. (a)                              33,700            2,493
Flextronics International (a)                         168,800            1,754
International Rectifier Corp. (a)                      31,900              856
Intersil Corp., Class A (a)                            87,800            2,336
Jabil Circuit, Inc. (a)                                89,600            1,980
Juniper Networks, Inc. (a)                            130,200            1,611
Linear Technology Corp.                                47,600            1,533
Marvel Technology Group, Ltd. (a)                      83,600            2,873
Maxim Integrated Products, Inc.                        37,500            1,282
Qlogic Corp. (a)                                       34,700            1,677
Sandisk Corp. (a)                                      69,700            2,812
                                                                      --------
                                                                        30,993
Energy & Utilities - 3.8%
Devon Energy Corp.                                     33,488            1,788
Noble Energy, Inc.                                     39,928            1,509
Smith International, Inc. (a)                          39,588            1,454
Weatherford International, Ltd. (a)                    44,359            1,860
                                                                      --------
                                                                         6,611
Financial - Diversified - 2.7%
Jefferies Group, Inc.                                  70,300            3,501
The Bear Stearns Cos., Inc.                            16,300            1,180
                                                                      --------
                                                                         4,681
Health Care - 9.8%
AdvancePCS (a)                                         74,200            2,837
Cytyc Corp. (a)                                       273,400            2,876
SICOR, Inc. (a)                                        82,500            1,678
St. Jude Medical, Inc. (a)                             36,600            2,105
Trimeris, Inc. (a)                                     76,800            3,508
WellPoint Health Networks, Inc. (a)                    45,500            3,835
                                                                      --------
                                                                        16,839
Insurance - 4.1%
Anthem, Inc. (a)                                       31,500            2,430
W.R.Berkley Corp.                                      52,227            2,753
Willis Group Holdings, Ltd.                            60,400            1,857
                                                                      --------
                                                                         7,040
Investment Banking & Brokerage - 2.2%
Affiliated Managers Group, Inc. (a)                    62,080            3,784

Leisure - 1.5%
Harley-Davidson, Inc.                                  65,000            2,591

Multimedia - 4.2%
Cox Radio, Inc., Class A (a)                          147,600            3,411
Emmis Communications Corp.,
   Class A (a)                                        163,900            3,762
                                                                      --------
                                                                         7,173
Restaurants - 1.8%
Brinker International, Inc. (a)                        48,400            1,743
YUM! Brands, Inc. (a)                                  46,315            1,369
                                                                      --------
                                                                         3,112
Retail - 8.5%
Abercrombie & Fitch Co. (a)                            59,500            1,690
Bed Bath & Beyond, Inc. (a)                            39,300            1,525
Claire's Stores, Inc.                                  58,100            1,473
Costco Wholesale Corp. (a)                             54,000            1,976
Fastenal Co.                                           76,400            2,594
Hasbro, Inc.                                          106,000            1,854
Tiffany & Co.                                         105,300            3,442
                                                                      --------
                                                                        14,554

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
Services - 12.6%
Apollo Group, Inc., Class A (a)                        41,600            2,569
Career Education Corp. (a)                             54,200            3,708
Corporate Executive Board Co. (a)                      61,700            2,519
Fiserv, Inc. (a)                                       72,800            2,592
FTI Consulting, Inc. (a)                              140,800            3,516
Getty Images, Inc. (a)                                 43,800            1,809
Kroll, Inc. (a)                                         4,062              110
Lamar Advertising Co. (a)                              69,600            2,451
Paychex, Inc.                                          83,003            2,433
                                                                      --------
                                                                        21,707
Telecommunications - 3.7%
Amdocs, Ltd. (a)                                       88,200            2,117
Nextel Communications, Inc. (a)                       138,300            2,500
UTStarcom, Inc. (a)                                    48,600            1,729
                                                                      --------
                                                                         6,346
                                                                      --------
Total Common Stocks                                                    171,905
Cost: $154,844

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.1%
Fifth Third Bank,
0.95%, 07/01/03
(Proceeds at maturity $5,307,
   collateralized by Federal National
   Mortgage Bank security, 7.00%, 12/01/17)
Cost: $5,307                                            5,307            5,307
                                                                      --------

TOTAL INVESTMENTS - 103.1%                                            $177,212
Cost: $160,151 (b)

Percentages indicated are based on net assets of $171,851.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,293. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                               $17,884
Unrealized depreciation                                (3,115)
                                                      -------
Net unrealized appreciation                           $14,769

ADR - American Depositary Receipt

Citizens Small Cap Core Growth Fund

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%

Airlines - 2.3%
Jetblue Airways Corp. (a)                               9,780              414

Banks - 4.1%
East West Bancorp, Inc.                                10,270              371
Hudson United Bancorp                                   6,320              216
UCBH Holdings, Inc.                                     4,860              139
                                                                      --------
                                                                           726
Biotechnology - 3.1%
Exact Sciences Corp. (a)                               16,350              179
Neurocrine Biosciences, Inc. (a)                        5,794              289
SangStat Medical Corp. (a)                              6,700               88
                                                                      --------
                                                                           556
Computers - 11.3%
Cognos, Inc. ADR (a)                                    8,300              224
Embarcadero Technologies, Inc. (a)                     36,630              256
Hutchinson Technology, Inc. (a)                        12,400              408
Hyperion Solutions Corp. (a)                            5,800              196
Magma Design Automation, Inc. (a)                      13,670              234
Mercury Interactive Corp. (a)                           2,230               86
Network Associates, Inc. (a)                           17,870              227
Synaptics, Inc. (a)                                    27,900              376
                                                                      --------
                                                                         2,007
Electrical Equipment - 4.0%
Fairchild Semiconductor Corp. (a)                      18,290              234
Mindspeed Technologies, Inc. (a)                        4,634               13
Symbol Technologies, Inc.                              22,324              290
Wilson Greatbatch Technologies, Inc. (a)                5,100              184
                                                                      --------
                                                                           721
Electronics - 15.1%
Chippac, Inc. (a)                                      48,800              374
Conexant Systems, Inc. (a)                             68,600              281
Daktronics, Inc. (a)                                   14,270              233
Integrated Circuit Systems, Inc. (a)                   11,270              354
International Rectifier Corp. (a)                       8,740              234
Intersil Corp., Class A (a)                            12,500              333
Photon Dynamics, Inc. (a)                               9,900              274
Sandisk Corp. (a)                                       6,930              280
Zoran Corp. (a)                                        15,820              304
                                                                      --------
                                                                         2,667
Energy & Utilities - 4.4%
Newfield Exploration Co. (a)                            8,790              330
Precision Drilling Corp. (a)                            6,690              253
Western Gas Resources, Inc.                             5,050              200
                                                                      --------
                                                                           783

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
Financial - Diversified - 2.7%
BOK Financial Corp. (a)                                 2,538               98
Jefferies Group, Inc.                                   7,790              388
                                                                      --------
                                                                           486
Health Care - 13.2%
American Medical Systems
   Holdings, Inc. (a)                                  22,500              379
Cytyc Corp. (a)                                        32,200              339
Merit Medical Systems, Inc. (a)                        17,810              356
SICOR, Inc. (a)                                         6,300              128
The Medicines Co. (a)                                   6,500              128
Therasense, Inc. (a)                                   36,720              367
Thoratec Corp. (a)                                     20,180              301
Trimeris, Inc. (a)                                      7,730              353
                                                                      --------
                                                                         2,351
Insurance - 1.9%
W.R.Berkley Corp.                                       6,453              340

Investment Banking & Brokerage - 2.4%
Affiliated Managers Group, Inc. (a)                     6,937              423

Manufacturing - 6.2%
A.O. Smith Corp.                                        9,520              268
Applied Films Corp. (a)                                11,740              304
BorgWarner, Inc.                                        2,830              182
Pentair, Inc.                                           3,450              135
Ryland Group, Inc.                                      3,205              222
                                                                      --------
                                                                         1,111
Multimedia - 4.2%
Cox Radio, Inc., Class A (a)                           15,460              357
Emmis Communications Corp., Class A (a)                17,200              395
                                                                      --------
                                                                           752
Restaurants - 5.0%
Brinker International, Inc. (a)                         5,310              191
Jack in the Box, Inc. (a)                              16,700              372
RARE Hospitality International, Inc. (a)               10,180              333
                                                                      --------
                                                                           896
Retail - 5.6%
Aeropostale, Inc. (a)                                   8,200              176
Claire's Stores, Inc.                                   6,450              164
Fastenal Co.                                            8,410              285
The Men's Wearhouse, Inc. (a)                          17,100              374
                                                                      --------
                                                                           999
Services - 11.1%
Career Education Corp. (a)                              6,180              424
Coinstar, Inc. (a)                                      5,430              102
Corporate Executive Board Co. (a)                       9,030              366
Documentum, Inc. (a)                                    9,770              192
FTI Consulting, Inc. (a)                               14,830              370
Getty Images, Inc. (a)                                  4,700              194
Kroll, Inc. (a)                                           838               23
Overture Services, Inc. (a)                            17,400              315
                                                                      --------
                                                                         1,986
Telecommunications - 1.7%
Commonwealth Telephone
   Enterprises, Inc. (a)                                4,150              183
Tekelec (a)                                            10,890              123
                                                                      --------
                                                                           306
Waste Management - 1.6%
Waste Connections, Inc. (a)                             8,130              285
                                                                      --------
Total Common Stocks                                                     17,809
Cost: $16,011

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.4%
Fifth Third Bank,
0.95%, 07/01/03
(Proceeds at maturity $599,
   collateralized by Federal National
  Mortgage Association security, 6.50%, 08/01/14)
Cost: $599                                                599              599
                                                                      --------
TOTAL INVESTMENTS - 103.3%                                              18,408
Cost: $16,610 (b)

Percentages indicated are based on net assets of $17,821.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $171. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                $1,790
Unrealized depreciation                                  (163)
                                                       ------
Net unrealized appreciation                            $1,627

ADR - American Depositary Receipt

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Citizens Value Fund

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.1%

Air Freight - 2.2%
FedEx Corp.                                             5,800              360

Auto Manufacturers - 0.5%
PACCAR, Inc.                                            1,235               83

Banks - 3.2%
BB&T Corp.                                              4,700              161
U.S.Bancorp                                            14,500              355
                                                                      --------
                                                                           516
Chemicals - 1.9%
Engelhard Corp.                                         3,800               94
Praxair, Inc.                                           3,670              221
                                                                      --------
                                                                           315
Computers - 13.2%
Automatic Data Processing                              10,500              356
Hewlett-Packard Co.                                    25,790              549
Intel Corp.                                            23,080              480
Microsoft Corp.                                        25,000              640
Synopsys, Inc. (a)                                      1,600               99
                                                                      --------
                                                                         2,124
Construction - 2.5%
Lafarge North America, Inc.                             3,300              102
Masco Corp.                                            12,400              296
                                                                      --------
                                                                           398
Consumer Finance - 0.5%
Capital One Financial Corp.                             1,740               86

Consumer Products - 2.7%
Kimberly-Clark Corp.                                    8,520              444

Electronics - 1.9%
Intersil Corp., Class A (a)                             3,100               82
SPX Corp. (a)                                           5,020              222
                                                                      --------
                                                                           304
Energy & Utilities - 6.1%
Anadarko Petroleum Corp.                                3,600              160
Apache Corp.                                            1,500               98
Burlington Resources, Inc.                              2,230              121
ConocoPhillips                                          7,900              433
KeySpan Corp.                                           2,200               78
Valero Energy Corp.                                     2,600               94
                                                                      --------
                                                                           984
Entertainment - 1.7%
Viacom, Inc. (a)                                        6,330              276

Financial - Diversified - 16.6%
Citigroup, Inc.                                        11,700              500
Fannie Mae                                              3,500              236
FleetBoston Financial Corp.                            17,500              519
Freddie Mac                                             9,000              457
J.P.Morgan Chase & Co.                                  7,100              243
MBNA Corp.                                             15,900              331
The Bear Stearns Cos., Inc.                             1,100               80
Washington Mutual, Inc.                                 7,600              314
                                                                      --------
                                                                         2,680
Foods - 4.1%
H.J. Heinz Co.                                          6,800              224
Pepsi Bottling Group, Inc.                              5,700              114
Sara Lee Corp.                                         17,080              322
                                                                      --------
                                                                           660
Health Care - 7.7%
Baxter International, Inc.                             15,140              393
Becton, Dickinson & Co.                                 5,710              222
CIGNA Corp.                                             1,600               75
Guidant Corp.                                           8,200              364
Laboratory Corporation of America Holdings (a)          4,300              130
Tenet Healthcare Corp. (a)                              5,900               69
                                                                      --------
                                                                         1,253
Insurance - 5.2%
Anthem, Inc. (a)                                        2,100              162
Fidelity National Financial Corp.                       3,850              118
Hartford Financial Services Group, Inc.                 4,800              242
The Allstate Corp.                                      9,050              323
                                                                      --------
                                                                           845
Manufacturing - 2.8%
Deere & Co.                                             4,700              215
Eaton Corp.                                             1,010               79
ITT Industries, Inc.                                    1,300               85
Pactiv Corp. (a)                                        4,200               83
                                                                      --------
                                                                           462
Pharmaceuticals - 4.6%
Bristol-Myers Squibb Co.                               17,900              486
McKesson Corp.                                          7,500              268
                                                                      --------
                                                                           754
Publishing - 2.9%
Gannett Co., Inc.                                       3,200              246
McGraw-Hill Cos., Inc.                                  3,500              217
                                                                      --------
                                                                           463
Restaurants - 3.1%
McDonald's Corp.                                       22,870              505

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
Retail - 7.0%
CVS Corp.                                              12,800              358
Kroger Co. (a)                                         19,880              332
Office Depot, Inc. (a)                                  5,800               84
Polo Ralph Lauren                                       3,100               80
Target Corp.                                            7,600              288
                                                                      --------
                                                                         1,142
Services - 2.8%
Cendant Corp. (a)                                      13,680              250
Omnicom Group, Inc.                                     2,800              201
                                                                      --------
                                                                           451
Telecommunications - 5.9%
Alltel Corp.                                            2,800              135
BellSouth Corp.                                         6,660              177
QUALCOMM,Inc                                            5,060              181
SBC Communications, Inc.                               10,100              259
UTStarcom, Inc. (a)                                     6,000              213
                                                                      --------
                                                                           965
                                                                      --------
Total Common Stocks                                                     16,070
Cost: $15,038

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.7%
Fifth Third Bank,
0.95%, 07/01/03
(Proceeds at maturity $118,
   collateralized by Federal Home Loan
   Mortgage Corporation security, 6.50%, 01/01/19)
Cost: $118                                                118              118
                                                                      --------
TOTAL INVESTMENTS - 99.8%                                               16,188
Cost: $15,156 (b)

Percentages indicated are based on net assets of $16,226.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $176. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                $1,187
Unrealized depreciation                                  (331)
                                                       ------
Net unrealized appreciation                              $856

Citizens Balanced Fund

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
COMMON STOCKS - 67.7%

Air Freight - 1.8%
FedEx Corp.                                               304               19

Banks - 1.3%
Bank of America Corp.                                     181               14

Biotechnology - 5.5%
Amgen, Inc. (a)                                           438               29
Gilead Sciences, Inc. (a)                                 531               30
                                                                      --------
                                                                            59
Broadcasting - 3.4%
Clear Channel Communications, Inc. (a)                    854               36

Computers - 9.7%
Dell Computer Corp. (a)                                   684               22
Intel Corp.                                             1,053               22
Microsoft Corp. (a)                                       700               18
Oracle Corp. (a)                                        1,711               21
Symantec Corp. (a)                                        471               20
                                                                      --------
                                                                           103
Electronics - 3.8%
Analog Devices, Inc. (a)                                  639               22
Flextronics International (a)                           1,764               19
                                                                      --------
                                                                            41
Energy & Utilities - 3.1%
Apache Corp.                                              220               14
Baker Hughes, Inc.                                        213                7
ConocoPhillips                                            201               11
                                                                      --------
                                                                            32
Financial - Diversified - 5.3%
American Express Co.                                      675               28
Citigroup, Inc.                                           654               28
                                                                      --------
                                                                            56
Health Care - 8.1%
Pfizer, Inc.                                              811               28
St. Jude Medical, Inc. (a)                                505               29
UnitedHealth Group, Inc.                                  574               29
                                                                      --------
                                                                            86
Insurance - 4.7%
Willis Group Holdings Ltd.                                704               22
XL Capital Ltd.                                           344               28
                                                                      --------
                                                                            50

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
Investment Banking & Brokerage - 2.0%
The Goldman Sachs Group, Inc.                             250               21

Leisure - 2.4%
Harley-Davidson, Inc.                                     631               25

Manufacturing - 3.1%
3M Co.                                                    112               14
Illinois Tool Works, Inc.                                 274               18
                                                                      --------
                                                                            32
Personal Care - 2.3%
Colgate-Palmolive Co.                                     429               24

Retail - 8.2%
Costco Wholesale Corp. (a)                                697               25
Kohl's Corp. (a)                                          718               37
Walgreen Co.                                              833               25
                                                                      --------
                                                                            87
Services - 1.7%
Cendant Corp. (a)                                       1,004               19

Telecommunications - 1.3%
Verizon Communications, Inc.                              351               16
                                                                      --------

Total Common Stocks                                                        720
Cost: $697

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.5%
Federal Farm Credit Bank - 0.5%
   5.10%, 11/24/03                                          5                5

Federal Home Loan Mortgage Corporation - 1.6%
   2.88%, 09/15/05                                          3                3
   3.25%, 02/25/08                                          4                4
   4.50%, 01/15/13                                          9               10
                                                                      --------
                                                                            17
Federal National Mortgage Association - 15.4%
   1.88%, 12/15/04                                          6                6
   3.25%, 01/15/08                                          9                9
   5.25%, 01/15/09                                         14               16
   6.38%, 06/15/09                                          3                4
   4.38%, 09/15/12                                          4                4
   4.38%, 03/15/13                                         30               31
   6.50%, 07/01/32                                         12               12
   6.00%, 11/01/32                                         14               14
   5.50%, 03/01/33                                         44               45
   5.50%, 04/01/33                                         22               23
                                                                      --------
                                                                           164
                                                                      --------
Total U.S. Government Agency Obligations                                   186
Cost: $184

U.S. TREASURY NOTES - 4.3%
   3.38%, 01/15/07                                          5                5
   2.63%, 05/15/08                                         20               20
   3.63%, 05/15/13                                         20               20
                                                                      --------
Cost: $44                                                                   45

REPURCHASE AGREEMENTS - 9.4%
Fifth Third Bank,
0.95%, 07/01/03
(Proceeds at maturity $99,
   collateralized by Federal National
   Mortgage Association Security, 6.75%, 07/01/09)
Cost: $99                                                  99               99
                                                                      --------
TOTAL INVESTMENTS - 98.9%                                                1,050
Cost: $1,024 (b)

Percentages indicated are based on net assets of $1,061.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                   $32
Unrealized depreciation                                    (6)
                                                          ---
Net unrealized appreciation                               $26

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Citizens Global Equity Fund

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.0%
Automobile Manufacturing - 1.9%
Honda Motor Co., Ltd.                                  36,900            1,398
Volkswagen AG                                          15,800              664
                                                                      --------
                                                                         2,062
Banks - 1.3%
Royal Bank of Scotland Group plc                       51,390            1,442

Biotechnology - 3.6%
Amgen, Inc. (a)                                        24,000            1,595
Applied Biosystems Group                               57,800            1,100
Invitrogen Corp. (a)                                   34,700            1,331
                                                                      --------
                                                                         4,026
Broadcasting - 3.5%
British Sky Broadcasting Group plc (a)                 99,303            1,100
Cox Communications, Inc., Class A (a)                  50,900            1,624
Univision Communications, Inc. (a)                     38,000            1,155
                                                                      --------
                                                                         3,879
Chemicals - 1.4%
Shin-Etsu Chemical Co.                                 45,400            1,550

Computers - 8.5%
Automatic Data Processing, Inc.                        27,900              945
Dell Computer Corp. (a)                                42,400            1,355
EMC Corp. (a)                                          60,000              628
Intel Corp.                                            40,300              838
International Business
   Machines Corp.                                      14,700            1,213
Microsoft Corp.                                       107,400            2,750
Oracle Corp. (a)                                       95,200            1,144
SAP AG                                                  4,900              574
                                                                      --------
                                                                         9,447
Electrical Equipment - 4.4%
Analog Devices, Inc. (a)                               29,900            1,041
Applied Materials, Inc. (a)                            78,000            1,237
Celestica, Inc. (a)                                    18,800              296
Emerson Electric Co.                                   30,300            1,549
Flextronics International Ltd. (a)                     76,800              798
                                                                      --------
                                                                         4,921
Electronics - 2.5%
Cisco Systems, Inc. (a)                                80,400            1,342
Sony Corp.                                             51,100            1,438
                                                                      --------
                                                                         2,780
Energy & Utilities - 9.9%
Encana Corp.                                           65,943            2,509
EOG Resources, Inc.                                    46,600            1,950
Noble Corp. (a)                                        40,000            1,372
Precision Drilling Corp. (a)                           38,530            1,441
Scottish Power plc                                    308,672            1,854
Weatherford International, Ltd. (a)                    42,000            1,760
                                                                      --------
                                                                        10,886
Financial - Diversified - 9.9%
Amvescap plc                                          250,275            1,726
Citigroup, Inc.                                        69,500            2,974
HBOS plc                                               65,861              853
HSBC Holdings plc                                     147,066            1,738
UBS AG                                                 36,576            2,035
Wells Fargo & Co.                                      30,300            1,527
                                                                      --------
                                                                        10,853
Financial Services - 1.5%
American Express Co.                                   40,700            1,702

Food & Beverages - 3.5%
Nestle SA                                               5,415            1,117
PepsiCo, Inc.                                          31,500            1,402
The Coca-Cola Co.                                      30,200            1,402
                                                                      --------
                                                                         3,921
Health & Beauty Aids - 1.5%
L'Oreal SA                                             23,191            1,635

Health Care - 11.0%
AstraZeneca plc                                        21,407              858
Cardinal Health, Inc.                                  14,000              900
Eli Lilly & Co.                                        10,000              690
GlaxoSmithKline plc                                    87,927            1,774
HCA, Inc.                                              23,100              740
Medtronic, Inc.                                        26,600            1,276
Merck & Co., Inc.                                      15,800              957
Novartis AG                                            29,336            1,161
Pfizer, Inc.                                           62,400            2,131
Sanofi-Synthelabo SA                                   27,697            1,622
                                                                      --------
                                                                        12,109
Insurance - 6.2%
American International Group, Inc.                     21,200            1,170
AXA                                                    87,416            1,356
ING Groep NV                                           93,338            1,622
Marsh & McLennan Cos., Inc.                            41,600            2,124
Swiss Re                                               11,499              637
                                                                      --------
                                                                         6,909
Investment Banking & Brokerage - 1.6%
The Goldman Sachs Group, Inc.                          21,000            1,759

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
Manufacturing - 3.3%
3M Co.                                                  7,500              968
Assa Abloy AB, Class B                                 87,400              846
CRH plc                                                47,927              751
Ingersoll-Rand Co., Class A                             7,700              364
Komatsu, Ltd.                                         192,000              736
                                                                      --------
                                                                         3,665
Office Equipment & Supplies - 2.1%
Canon, Inc.                                            51,000            2,340

Personal Care - 2.2%
Gillette Co.                                           48,000            1,529
Kimberly-Clark Corp.                                   18,300              954
                                                                      --------
                                                                         2,483
Railroads - 1.1%
Norfolk Southern Corp.                                 63,100            1,212
Retail - 3.1%
Li & Fung, Ltd.                                       414,000              534
Target Corp.                                           40,300            1,525
Tesco plc                                              74,626              270
The TJX Cos., Inc.                                     58,300            1,098
                                                                      --------
                                                                         3,427
Services - 3.2%
Ecolab, Inc.                                           46,400            1,188
Omnicom Group, Inc.                                    21,000            1,506
Sysco Corp.                                            28,200              847
                                                                      --------
                                                                         3,541
Telecommunications - 10.8%
Alltel Corp.                                           21,300            1,027
Nokia Oyj                                             163,250            2,688
NTT DoCoMo, Inc.                                          853            1,847
SBC Communications, Inc.                               46,700            1,193
Telefonica SA (a)                                     129,590            1,505
Vodafone Group plc                                    1,803,361          3,526
                                                                      --------
                                                                        11,786
                                                                      --------
Total Common Stocks                                                    108,335
Cost: $114,751

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.2%
Fifth Third Bank,
0.95%, 07/01/03
   (Proceeds at maturity $1,381,
   collateralized by Federal Home Loan
   Mortgage Corporation security, 7.00%, 05/01/31)
Cost: $1,381                                            1,381            1,381
                                                                      --------
TOTAL INVESTMENTS - 99.2%                                              109,716
Cost: $116,132 (b)

Percentages indicated are based on net assets of $110,593.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $642. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation                                $5,288
Unrealized depreciation                               (12,346)
                                                      -------
Net unrealized depreciation                           $(7,058)

The fund's portfolio holdings as of June 30, 2003, were distributed among the following countries:

                                                Percentage of Net Assets
                                            -------------------------------
                                                       Short Term
                                            Equity       & Other      Total
                                            -------------------------------
Bermuda                                      0.3%                      0.3%
Canada                                       3.6%                      3.6%
Finland                                      2.4%                      2.4%
France                                       4.2%                      4.2%
Germany                                      1.1%                      1.1%
Hong Kong                                    0.5%                      0.5%
Ireland                                      0.7%                      0.7%
Japan                                        8.4%                      8.4%
Netherlands                                  1.5%                      1.5%
Singapore                                    0.7%                      0.7%
Spain                                        1.4%                      1.4%
Sweden                                       0.8%                      0.8%
Switzerland                                  4.5%                      4.5%
United Kingdom                              13.7%                     13.7%
United States                               54.2%          1.2%       55.4%
                                            ------------------------------
                                            98.0%          1.2%       99.2%

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Citizens International Growth Fund

Security                                               Shares           Value($)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.9%

Apparel Manufacturers - 1.8%
Gucci Group NV                                            529               52

Automobile Manufacturing - 4.8%
Honda Motor Co. Ltd.                                    1,300               49
Toyota Motor Corp.                                      2,400               62
Volkswagen AG                                             600               25
                                                                      --------
                                                                           136
Banks - 3.6%
Barclays plc                                            8,511               63
Royal Bank of Scotland Group plc                        1,422               40
                                                                      --------
                                                                           103
Biotechnology - 1.7%
Roche Holding AG                                          605               47

Broadcasting - 2.2%
British Sky Broadcasting Group plc (a)                  5,514               61

Computers - 2.1%
SAP AG                                                    500               59

Electrical Equipment - 5.8%
ASML Holding NV (a)                                     4,914               47
Celestica, Inc. (a)                                     3,614               57
Flextronics International Ltd.(a)                       5,970               62
                                                                      --------
                                                                           166
Electronics - 1.8%
Sony Corp.                                              1,800               51

Energy & Utilities - 12.2%
BP Amoco plc                                           11,115               77
Encana Corp.                                            2,594               99
Precision Drilling Corp. (a)                            1,815               68
Scottish Power plc                                     17,272              104
                                                                      --------
                                                                           348
Financial - Diversified - 12.9%
Amvescap plc                                           11,038               76
HBOS plc                                                5,026               65
HSBC Holdings plc                                       8,133               96
Lloyds TSB Group plc                                    4,759               34
UBS AG                                                  1,780               99
                                                                      --------
                                                                           370
Food & Beverages - 2.6%
Nestle SA                                                 354               73

Health & Beauty Aids - 2.5%
L'Oreal SA                                              1,008               71

Health Care - 10.4%
AstraZeneca plc                                         1,095               44
GlaxoSmithKline ADR                                     2,546              103
Novartis AG                                             2,492               99
Sanofi-Synthelabo SA                                      849               50
                                                                      --------
                                                                           296
Insurance - 6.5%
AXA ADR                                                 4,123               64
ING Groep NV                                            4,960               86
Swiss Re                                                  603               33
                                                                      --------
                                                                           183
Manufacturing - 3.5%
Assa Abloy AB, Class B                                  2,000               19
CRH plc                                                 2,955               47
Komatsu Ltd.                                            9,000               34
                                                                      --------
                                                                           100
Office Equipment & Supplies - 2.7%
Canon, Inc. ADR                                         1,656               76

Retail - 5.0%
Carrefour SA                                            1,286               63
Li & Fung Ltd.                                         28,000               36
Tesco plc                                              11,951               43
                                                                      --------
                                                                           142
Telecommunications - 16.8%
Nippon Telegraph & Telephone Corp.                          6               24
Nokia Oyj                                               7,400              122
NTT DoCoMo, Inc.                                           42               91
Telefonica SA ADR (a)                                   1,081               37
Telefonica SA (a)                                       7,001               81
Vodafone Airtouch plc ADR                               6,305              124
                                                                      --------
                                                                           479
                                                                      --------
Total Common Stocks                                                      2,813
Cost: $2,767

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.9%
Fifth Third Bank,
0.95%, 07/01/03
   (Proceeds at maturity $24,
   collateralized by Federal
   Home Loan Bank security, 7.03%, 10/01/26)
Cost: $24                                                  24               24
                                                                      --------

TOTAL INVESTMENTS - 99.8%                                                2,837
Cost: $2,791 (b)

Percentages indicated are based on net assets of $2,842.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $158. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation                                   $42
Unrealized depreciation                                  (153)
                                                        -----
Net unrealized depreciation                             $(111)

ADR - American Depositary Receipt

The fund's portfolio holdings as of June 30, 2003, were distributed among the following countries:

                                                Percentage of Net Assets
                                            -------------------------------
                                                       Short Term
                                            Equity       & Other      Total
                                            -------------------------------
Canada                                        5.9%                     5.9%
Finland                                       4.3%                     4.3%
France                                        8.7%                     8.7%
Germany                                       2.9%                     2.9%
Hong Kong                                     1.3%                     1.3%
Ireland                                       1.6%                     1.6%
Japan                                        13.6%                    13.6%
Netherlands                                   6.5%                     6.5%
Singapore                                     2.2%                     2.2%
Spain                                         4.2%                     4.2%
Sweden                                        0.7%                     0.7%
Switzerland                                  12.4%                    12.4%
United Kingdom                               32.6%                    32.6%
United States                                 2.0%        0.9%         2.9%
                                            -------------------------------
Total                                        98.9%        0.9%        99.8%

Citizens Income Fund

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
CORPORATE BONDS - 65.4%

Banks - 8.8%
Banknorth Group, Inc.,
   3.75%, 05/01/08                                        500              510
First Tennessee Bank,
   4.50%, 05/15/13                                      1,000            1,012
Fleet Boston Financial Corp.,
   3.85%, 02/15/08                                      1,000            1,038
Greater Bay Bankcorp.,
   5.25%, 03/31/08 (a)                                  1,000            1,016
Sovereign Bancorp, Inc.,
   10.50%, 11/15/06                                     1,000            1,201
Webster Bank,
   5.90%, 01/15/13                                        250              263
Wilmington Trust Corp.,
   4.90%, 04/15/13 (a)                                  1,000            1,024
                                                                      --------
                                                                         6,064
Broadcasting - 12.2%
Clear Channel
   Communications, Inc.,
   4.40%, 05/15/11                                      2,000            2,007
Comcast Corp.,
   5.85%, 01/15/10                                      1,000            1,100
   5.30%, 01/15/14                                      1,000            1,028
Cox Communications, Inc.,
   7.10%, 10/01/12                                      1,000            1,194
   4.60%, 06/01/13                                      1,000            1,002
Liberty Media Corp.,
   5.70%, 05/15/13                                      1,000            1,017
Univison Communications, Inc.,
   7.85%, 07/15/11                                      1,000            1,190
                                                                      --------
                                                                         8,538
Construction - 1.8%
Pulte Homes Inc.,
   8.10%, 03/01/11                                      1,000            1,227

Electrical Equipment - 3.0%
Fairchild Semiconductor,
   10.50%, 02/01/09                                       500              563
Flextronics International, Ltd.,
   6.50%, 05/15/13 (a)                                  1,000              962
   9.90%,07/01/10                                         500              548
                                                                      --------
                                                                         2,073
Energy & Utilities - 3.0%
Valero Energy Corp.,
   4.75%, 06/15/13                                      1,000              978
XTO Energy, Inc.,
   6.25%, 04/15/13 (a)                                  1,000            1,062
                                                                      --------
                                                                         2,040

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
Financial - Diversified - 12.1%
American General Finance Corp.,
   5.40%, 10/01/12                                      1,000            1,079
Bear Stearns Co., Inc.,
   4.65%, 07/02/18                                      1,000              973
Citigroup, Inc.,
   3.50%, 02/01/08                                      1,000            1,029
   4.90%, 05/07/15                                      1,000            1,028
Countrywide Financial,
   4.25%, 12/19/07                                      1,000            1,050
Greenpoint Financial Corp.,
   3.20%, 06/06/08 (a)                                  1,000              992
J.P.Morgan Chase & Co.,
   5.25%, 05/01/15                                      1,000            1,047
MBNA America Bank Corp.,
   7.10%, 11/15/12                                      1,000            1,173
                                                                      --------
                                                                         8,371
Financial Services - 1.4%
Prudential Financial, Inc.,
   4.50%, 07/15/13                                      1,000              998

Health Care - 1.6%
AmerisourceBergen Corp.,
   8.10%, 09/01/08                                      1,000            1,100

Insurance - 4.8%
Ace, Ltd.,
   6.00%, 04/01/07                                      1,000            1,101
Anthem, Inc.,
   6.80%, 08/01/12                                      1,000            1,167
Chubb Corp.,
   3.95%, 04/01/08 (a)                                    500              518
Marsh & McLennan Cos, Inc.,
   3.60%, 02/15/08                                        500              515
                                                                      --------
                                                                         3,301
Investment Banking & Brokerage - 3.1%
The Goldman Sachs Group, Inc.,
   4.10%, 01/15/08                                        500              525
   5.25%, 04/01/13                                        500              533
   5.50%, 11/15/14                                      1,000            1,086
                                                                      --------
                                                                         2,144
Manufacturing - 1.6%
American Standard, Inc.,
   7.40%, 02/01/08                                      1,000            1,105

Retail - 6.5%
Dominos, Inc.,
   8.25%, 07/01/11 (a)                                  1,000            1,033
Kroger Co.,
   5.50%, 02/01/13                                      1,000            1,056
The GAP, Inc.,
   10.55%, 12/15/08                                     1,000            1,214
Tricon Global Restaurants,
   8.90%, 04/15/11                                      1,000            1,185
                                                                      --------
                                                                         4,488
Services - 2.3%
Cendant Corp.,
   6.25%, 01/15/08                                      1,000            1,107
Fiserv, Inc.,
   4.00%, 04/15/08 (a)                                    500              515
                                                                      --------
                                                                         1,622
Telecommunications - 3.2%
Verizon Global Funding Corp.,
   7.40%, 09/01/12                                      1,000            1,220
   4.40%, 06/01/13                                      1,000              997
                                                                      --------
                                                                         2,217
                                                                      --------
Total Corporate Bonds                                                   45,288
Cost: $42,783

FOREIGN GOVERNMENT BONDS - 1.5%
United Mexican States
   4.60%, 10/08/08                                      1,000            1,021
Cost: $997

U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.6%
Federal Home Loan Mortgage
Corporation - 5.8%
   4.50%, 07/23/07                                      2,000            2,065
   4.00%, 06/12/13                                      2,000            1,964
                                                                      --------
                                                                         4,029
Federal National Mortgage Association - 13.0%
   6.50%, 08/01/31                                      1,952            2,035
   6.00%, 08/01/32                                      1,744            1,813
   5.50%, 04/01/33                                      4,915            5,089
                                                                      --------
                                                                         8,937
Government National Mortgage Association - 5.8%
   6.00%, 04/15/31                                        152              159
   6.50%, 12/15/31                                      1,280            1,344
   6.50%, 06/15/32                                      2,417            2,538
                                                                      --------
                                                                         4,041
                                                                      --------
Total U.S. Government Agency Obligations                                17,007
Cost: $16,782

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
U.S. TREASURY NOTES - 3.7%
   3.40%, 01/15/07                                      2,320            2,548
Cost: $2,499

REPURCHASE AGREEMENTS - 2.3%
Fifth Third Bank,
0.95%, 07/01/03
   (Proceeds at maturity $1,574,
   collateralized by Federal National
   Mortgage Association security, 6.50%, 03/01/19)
Cost: $1,574                                            1,574            1,574
                                                                      --------

TOTAL INVESTMENTS - 97.5%                                               67,438
Cost: $64,635 (b)

Percentages indicated are based on net assets of $69,137.

(a) Rule 144A security.

(b) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                $2,955
Unrealized depreciation                                  (152)
                                                       ------
Net unrealized appreciation                            $2,803

Citizens Ultra Short Bond Fund

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 0.8%
Bear Stearns Asset Backed Securities, Inc.
   5.49%, 06/25/32                                         76               76
Cost: $78

CORPORATE BONDS - 47.7%
Automotive Finance - 15.1%
BMW Vehicle Owner Trust
   1.94%, 02/25/07                                        250              252
Ford Credit Auto Owner Trust
   5.25%, 09/15/05                                        100              103
Goldman Sachs Auto Loan Trust
   2.08%, 04/16/07                                        250              252
Harley-Davidson Motorcycle Trust
   1.34%, 01/15/08                                        193              193
Honda Auto Receivables
Owner Trust
   2.16%, 10/21/08                                        200              200
Toyota Trust
   1.69%, 03/15/07                                        250              251
Volkswagen Alt,
   2.36%, 12/20/05                                        150              152
                                                                      --------
                                                                         1,403
Banks - 5.5%
Bank of America Corp.
   7.88%, 05/16/05                                        100              112
JP Morgan Chase & Co.,
   1.47%, 02/05/04                                        150              150
Wells Fargo Co.,
   1.06%, 03/24/05                                        250              250
                                                                      --------
                                                                           512
Broadcasting - 4.7%
Clear Channel
   Communications, Inc.,
   7.25%, 09/15/03                                        200              202
TCI Communications
   8.00%, 08/01/05                                        210              229
                                                                      --------
                                                                           431
Computers - 2.4%
Hewlett-Packard Co.
   7.15%, 06/15/05                                        200              221

Financial - Diversified - 10.8%
American Express Co.
   7.20%, 09/17/07                                        100              109
American General Finance
   7.45%, 01/15/05                                         50               54

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
Financial - Diversified (cont.)
Citibank Credit Card Master Trust
   6.65%, 11/15/06                                        150              161
Citicorp
   7.63%, 05/01/05                                         50               56
Countrywide Capital
   5.25%,06/15/04                                         250              259
Goldman Sachs
   7.25%, 10/01/05 (a)                                    100              112
Merrill Lynch & Co.
   1.50%, 04/28/05                                        250              250
                                                                       -------
                                                                         1,001
Personal Care - 2.8%
Gillette Co.
   3.50%, 10/15/07                                        250              256

Pharmaceuticals - 1.1%
Pfizer, Inc.
   3.63%, 11/01/04                                        100              103

Retail - 2.3%
Kroger Co.
   7.38%, 03/01/05                                        200              216

Telecommunications - 3.0%
CBS Corp.
   7.15%, 05/20/05                                        150              165
Chesapeake (Bell Atlantic Virginia)
   6.13%, 07/15/05                                        100              107
                                                                       -------
                                                                           272
                                                                       -------
Total Corporate Bonds                                                    4,415
Cost: $4,387

YANKEE BONDS - 2.7%
Province of Ontario
   2.35%, 06/30/06                                        250              253
Cost: $250

U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.8%
Federal Home Loan Bank - 9.2%
   2.70%, 10/07/05                                        200              200
   2.00%, 10/16/06                                        200              200
   2.75%, 10/30/06                                        200              202
   2.04%, 12/29/06                                        250              250
                                                                       -------
                                                                           852
Federal Home Loan Mortgage Corporation - 6.1%
   4.20%, 11/7/05                                         100              101
   5.83%, 02/09/06                                        100              110
   3.67%, 02/12/08                                        250              254
   5.50%, 03/15/30                                         97               98
                                                                       -------
                                                                           563
Federal National Mortgage Association - 9.3%
   2.88%, 12/02/05                                        100              101
   2.38%, 03/17/06                                        250              252
   3.50%, 10/15/07                                        250              255
   5.50%, 11/25/13                                        123              124
   4.03%, 08/25/29                                        126              128
                                                                       -------
                                                                           860
Student Loan Marketing Association - 2.2%
   1.27%, 06/16/08                                        200              200
                                                                       -------

Total U.S. Government Agency Obligations                                 2,475
Cost: $2,466

REPURCHASE AGREEMENTS - 23.7%
Fifth Third Bank,
   0.95%, 07/01/03
(Proceeds at maturity $2,192,
   collateralized by Federal Home Loan
   Mortgage Corporation security, 8.00%, 12/01/30)
Cost: $2,192                                            2,192            2,192
                                                                       -------

TOTAL INVESTMENTS - 101.7%                                               9,411
Cost: $9,373 (b)

Percentages indicated are based on net assets of $9,252.

(a) Rule 144A security.

(b) Represents cost for financial reporting purposes and for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                   $46
Unrealized depreciation                                    (8)
                                                          ---
Net unrealized appreciation                               $38

PORTFOLIO HOLDINGS                                     JUNE 30, 2003 ($ X 1,000)

Citizens Money Market Fund

Security, Rate, Maturity Date                        Principal($)      Value($)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 8.9%
Bank of New York,
   2.14%, 08/12/03                                      3,000            3,000
City National Bank of New Jersey,
   1.50%, 03/17/04 (a)                                    100              100
Independence Federal Savings Bank,
   2.05%, 09/26/03 (a)                                    100              100
Mercantile Safe Deposit and Trust,
   1.60%, 12/09/03                                      3,000            3,000
   1.20%, 06/02/04                                      2,000            2,000
Self Help Credit Union,
   1.30%, 03/14/04 (a)                                    100              100
US Bank,
   1.42%, 01/08/04                                      2,000            2,000
                                                                      --------
Total Certificates of Deposit                                           10,300
Cost: $10,300

COMMERCIAL PAPER - 71.2%
American Express Corp.
   0.87%, 08/25/03                                      3,500            3,495
American General Finance Corp.
   1.30%, 07/31/03                                      5,250            5,244
Atlantis One Funding Corp.
   1.20%, 07/18/03 (b)                                  2,530            2,529
   1.19%, 09/25/03 (b)                                  2,800            2,792
Blue Ridge Asset
   1.23%, 07/08/03 (b)                                  4,006            4,005
Citicorp
   1.20%, 07/02/03                                      5,315            5,315
Cooperative Association of
   Tractor Dealers
   1.27%, 07/16/03                                      1,541            1,540
   1.25%, 09/12/03                                      4,000            3,990
   1.00%, 10/10/03                                      1,100            1,097
   0.97%, 12/08/03                                      3,500            3,485
Dow Jones & Co, Inc.,
   1.08%, 01/06/04 (b)                                  1,988            1,977
Galaxy Funding, Inc.,
   1.25%, 07/28/03 (b)                                  5,000            4,996
The Goldman Sachs Group, Inc.
   1.16%, 08/18/03                                      3,059            3,054
   0.92%, 01/26/04                                      2,200            2,188
Harley-Davidson, Inc.,
   1.17%, 07/09/03 (b)                                  2,827            2,826
Home Depot Funding Corp.,
   1.08%, 12/02/03 (b)                                  5,200            5,176
J.P.Morgan Chase & Co.
   1.23%, 07/24/03                                      5,263            5,259
Marsh and McLennan Cos., Inc.,
   1.20%, 07/14/03 (b)                                  2,741            2,740
McGraw-Hill Co.,
   0.91%, 08/22/03                                      3,285            3,281
Pfizer, Inc.,
   1.00%, 07/30/03 (b)                                  3,000            2,998
Stellar Funding Group, Inc.,
   1.55%, 07/25/03 (b)                                  2,024            2,022
   1.27%, 09/18/03 (b)                                  2,188            2,182
Toronto Dominion Holdings USA,
   0.92%, 09/11/03                                      3,272            3,266
UBS Finance Corp.,
   1.31%, 07/01/03                                      3,025            3,024
Verizon Network Funding,
   1.18%, 08/27/03                                      3,731            3,723
                                                                      --------
Total Commercial Paper
Cost: $82,204                                                          $82,204

CORPORATE BONDS - 11.9%
The Bear Stearns Cos.,
   1.02%, 03/25/04 (c)                                  5,000            5,000
Merrill Lynch and Co., Inc.,
   1.59%, 03/08/04 (c)                                  5,000            5,013
Pelican Capital LLC,
   1.28%, 04/01/28 (c)                                    560              560
Redding Life Care LLC,
   1.10%, 10/01/05 (c)                                  3,200            3,200
                                                                      --------
Total Corporate Bonds                                                   13,773
Cost: $13,773

MUNICIPAL NOTES - 3.0%
New York State Housing
   Finance Agency
   1.05%, 11/15/29 (c)                                  3,500            3,500
Cost: $3,500

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.5%
Student Loan Marketing Association
   0.88%, 10/16/03 (c)                                  4,000            4,000
Cost: $4,000
                                                                      --------

TOTAL INVESTMENTS - 98.5%                                              113,777
Cost: $113,777 (d)

Percentages indicated are based on net assets of $115,533.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Rule 144A security.

(c) Variable rate security. The rate presented represents the rate in effect at June 30, 2003.

(d) Represents cost for financial reporting and federal income tax purposes.

STATEMENTS OF ASSETS AND LIABILITIES                        AS OF JUNE 30, 2003

                                                     Core Growth   Emerging Growth  Small Cap Core      Value         Balanced
                                                         Fund            Fund        Growth Fund        Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value                               $ 343,023,127   $ 171,904,920   $  17,808,644   $  16,069,547   $     950,430
Repurchase agreements                                   5,735,282       5,307,430         599,407         118,430          99,266
Total investments                                     348,758,409     177,212,350      18,408,051      16,187,977       1,049,696
Cash                                                           --              --              --              --              --
Foreign currency                                               --              --              --              --              --
Receivables:
      Interest and dividends                               54,411          21,639           1,156          19,464           2,047
      Investments sold                                  7,287,479       4,590,928         881,569       1,056,550              --
      Tax reclaims                                             --              --              --              --              --
      Due from investment adviser                              --              --              --              --           2,503
Deferred offering costs                                        --              --              --              --           4,974
Prepaid expenses                                           21,976          16,494           5,730           8,868          11,283
Total assets                                          356,122,275     181,841,411      19,296,506      17,272,859       1,070,503
Liabilities
Payables:
      Dividends to shareholders                                --              --              --              --           1,177
      Investments purchased                             4,350,625       9,703,045       1,446,494       1,013,763              --
      Investment management fees                           66,184          71,165           4,909           6,431              --
      Administrative fees                                  14,600           7,116             732             674              44
      Shareholder service fees                             13,742           6,233             686             740              50
      Distribution fees                                    29,913          17,230           1,831           1,685             110
      Other accrued expenses                              311,104         185,796          20,632          23,247           8,056
Total liabilities                                       4,786,168       9,990,585       1,475,284       1,046,540           9,437
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $ 351,336,107   $ 171,850,826   $  17,821,222   $  16,226,319   $   1,061,066
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Net Assets
Standard Shares:
      Net assets                                    $ 285,339,325   $ 157,910,911   $  17,821,222   $  16,226,319   $   1,061,066
      Number of shares outstanding                     17,354,197      14,402,471       2,055,060       1,878,160         101,357
      Net asset value, offering and redemption
            price per share                         $       16.44   $       10.96   $        8.67   $        8.64   $       10.47
Institutional Shares:
      Net assets                                    $  63,570,617   $   5,378,621              --              --              --
      Number of shares outstanding                      4,703,497         478,966              --              --              --
      Net asset value, offering and redemption
            price per share                         $       13.52   $       11.23              --              --              --
Administrative Shares:
      Net assets                                    $   2,426,165   $   8,561,294              --              --              --
      Number of shares outstanding                        145,428         770,598              --              --              --
      Net asset value, offering and redemption
            price per share                         $       16.68   $       11.11              --              --              --
Net assets consist of:
      Paid-in capital                               $ 435,326,849   $ 380,541,309   $  20,465,809   $  26,864,662   $   1,011,306
      Accumulated net investment income/loss                   --              --              --              --             156
      Accumulated net realized gains/losses
            on investments and foreign currencies    (130,199,625)   (225,752,081)     (4,442,537)    (11,670,348)         23,843
      Net unrealized appreciation/depreciation
            on investments and foreign currencies      46,208,883      17,061,598       1,797,950       1,032,005          25,761
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $ 351,336,107   $ 171,850,826   $  17,821,222   $  16,226,319   $   1,061,066
---------------------------------------------------------------------------------------------------------------------------------
Investments, at cost                                $ 302,549,526   $ 160,150,752   $  16,610,101   $  15,155,972   $   1,023,935
Foreign currency, at cost                                      --              --              --              --              --

                                                    Global Equity   International       Income      Ultra Short     Money Market
                                                         Fund        Growth Fund         Fund        Bond Fund         Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value                               $ 108,335,119   $   2,813,046   $  65,864,102   $   7,219,416   $ 113,776,636
Repurchase agreements                                   1,380,576          24,415       1,574,159       2,191,947              --
Total investments                                     109,715,695       2,837,461      67,438,261       9,411,363     113,776,636
Cash                                                           --              --              --              --       1,783,988
Foreign currency                                           18,558           1,869              --              --              --
Receivables:
      Interest and dividends                               89,953           2,256         737,997          48,555         127,217
      Investments sold                                  1,182,636              --       2,239,423              --              --
      Tax reclaims                                        113,604           2,475              --              --              --
      Due from investment adviser                              --              --              --             877              --
Deferred offering costs                                        --              --              --           4,119              --
Prepaid expenses                                           16,872           5,875           8,328          12,700          18,065
Total assets                                          111,137,318       2,849,936      70,424,009       9,477,614     115,705,906
Liabilities
Payables:
      Dividends to shareholders                                --              --         206,365          16,816          41,054
      Investments purchased                               363,627              --         998,310         200,000              --
      Investment management fees                           46,678             929          18,628              --          16,655
      Administrative fees                                   4,668             115           2,866             371           4,759
      Shareholder service fees                              2,981             112           1,412             125           3,026
      Distribution fees                                    10,946             299           7,165             927              --
      Other accrued expenses                              115,859           6,645          51,782           7,452         107,219
Total liabilities                                         544,759           8,100       1,286,528         225,691         172,713
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $ 110,592,559   $   2,841,836   $  69,137,481   $   9,251,923   $ 115,533,193
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Net Assets
Standard Shares:
      Net assets                                    $ 101,846,160   $   2,841,836   $  69,137,481   $   9,251,923   $ 104,641,351
      Number of shares outstanding                      7,608,736         464,342       6,723,820         919,611     104,714,694
      Net asset value, offering and redemption
            price per share                         $       13.39   $        6.12   $       10.28   $       10.06   $        1.00
Institutional Shares:
      Net assets                                    $   6,687,767              --              --              --   $  10,891,842
      Number of shares outstanding                        489,889              --              --              --      10,893,633
      Net asset value, offering and redemption
            price per share                         $       13.65              --              --              --   $        1.00
Administrative Shares:
      Net assets                                    $   2,058,632              --              --              --              --
      Number of shares outstanding                        152,420              --              --              --              --
      Net asset value, offering and redemption
            price per share                         $       13.51              --              --              --              --
Net assets consist of:
      Paid-in capital                               $ 249,571,591   $   3,841,073   $  72,117,057   $   9,222,446   $ 115,542,276
      Accumulated net investment income/loss             (570,287)        (57,479)             --            (976)             --
      Accumulated net realized gains/losses
            on investments and foreign currencies    (132,010,761)       (988,663)     (5,782,978)         (8,032)         (9,083)
      Net unrealized appreciation/depreciation
            on investments and foreign currencies      (6,397,984)         46,905       2,803,402          38,485              --
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $ 110,592,559   $   2,841,836   $  69,137,481   $   9,251,923   $ 115,533,193
---------------------------------------------------------------------------------------------------------------------------------
Investments, at cost                                $ 116,132,179   $   2,790,722   $  64,634,859   $   9,372,878   $ 113,776,636
Foreign currency, at cost                                  18,656           1,872              --              --              --

See Financial Notes


                                       38 & 39

STATEMENTS OF OPERATIONS                       FOR THE YEAR ENDED JUNE 30, 2003

                                                     Core Growth   Emerging Growth  Small Cap Core      Value         Balanced
                                                         Fund            Fund        Growth Fund        Fund            Fund(1)
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                            $     126,138   $      92,374   $      11,345   $       7,149   $       2,994
Dividend(3)                                             3,655,792         561,378          40,119         198,217           2,068
Total investment income                                 3,781,930         653,752          51,464         205,366           5,062

Expenses
Investment management fees                              1,735,879       1,673,022          78,127         129,824           1,909
Administrative fees                                       347,173         166,775          15,625          16,034             294
Distribution fees:
   Standard shares                                        695,810         385,583          39,064          40,084             735
   Administrative shares                                    4,944          17,919              --              --              --
Shareholder service fees:
   Standard shares                                        704,901         140,915          15,504          16,639             280
   Institutional shares                                     1,145             163              --              --              --
   Administrative shares                                      179             244              --              --              --
Transfer agent expenses:
Standard shares                                           777,676         573,988          59,522          66,568           7,269
Institutional shares                                        3,773             553              --              --              --
Administrative shares                                       1,050           1,637              --              --              --
Accounting expenses                                       133,123          65,418           9,386           8,325           8,098
Custody expenses                                           14,505          13,339           8,509           4,697          15,154
Offering costs                                                 --              --              --              --           5,520
Registration expenses                                      14,967          15,284           5,686           7,920           8,702
Trustee expenses                                           70,691          34,220           3,226           1,983              71
Other expenses                                            273,115         133,474          11,490          12,759           1,609
Total expenses before
   reimbursements or waivers                            4,778,931       3,222,534         246,139         304,833          49,641
Reimbursements or waivers from adviser                   (476,211)        (42,503)        (19,593)             --         (45,784)
Net expenses                                            4,302,720       3,180,031         226,546         304,833           3,857
Net investment income/loss                          $    (520,790)  $  (2,526,279)  $    (175,082)  $     (99,467)  $       1,205
Realized and unrealized
   gains/losses on investments
   and foreign currency transactions
Realized gains/losses on investments
   and foreign currency transactions                $ (39,810,514)  $ (45,670,710)  $  (3,605,564)  $ (10,282,004)  $      24,140
Change in unrealized
   appreciation/depreciation
   on investments and foreign currencies               29,592,435      31,865,153       2,748,439       9,608,668          25,761
Net realized and unrealized gains/losses
   on investments and foreign currencies              (10,218,079)    (13,805,557)       (857,125)       (673,336)         49,901
Change in net assets from operations                $ (10,738,869)  $ (16,331,836)  $  (1,032,207)  $    (772,803)  $      51,106

                                                    Global Equity   International       Income      Ultra Short     Money Market
                                                         Fund        Growth Fund         Fund        Bond Fund(2)       Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                            $      19,522   $       1,253   $   3,536,378  $      82,660   $   1,956,303
Dividend(3)                                             1,927,570          52,645              --             --              --
Total investment income                                 1,947,092          53,898       3,536,378         82,660       1,956,303

Expenses
Investment management fees                              1,180,182          27,935         443,943         12,468         431,640
Administrative fees                                       118,017           2,661          68,298          3,562         123,325
Distribution fees:
   Standard shares                                        271,487           6,651         170,747          8,906              --
   Administrative shares                                    5,018              --              --             --              --
Shareholder service fees:
   Standard shares                                         66,576           2,407          30,545          1,001          67,616
   Institutional shares                                       187              --              --             --             620
   Administrative shares                                      169              --              --             --              --
Transfer agent expenses:
Standard shares                                           370,279          10,622         118,864         14,394         283,937
Institutional shares                                          651              --              --             --           2,042
Administrative shares                                       1,581              --              --             --              --
Accounting expenses                                        51,709           6,693          32,992         10,226          46,813
Custody expenses                                            9,373           6,655           4,816          2,737           6,843
Offering costs                                                 --              --              --          6,249              --
Registration expenses                                      19,776              --           6,627         10,864          29,166
Trustee expenses                                           24,056             556          13,748            789          25,215
Other expenses                                             73,726             883          47,977          4,435          94,455
Total expenses before
   reimbursements or waivers                            2,192,787          65,063         938,557         75,631       1,111,672
Reimbursements or waivers from adviser                         --         (15,859)             --        (75,631)             --
Net expenses                                            2,192,787          49,204         938,557             --       1,111,672
Net investment income/loss                          $    (245,695)  $       4,694   $   2,597,821  $      82,660   $     844,631
Realized and unrealized
   gains/losses on investments
   and foreign currency transactions
Realized gains/losses on investments
   and foreign currency transactions                $ (20,092,299)  $    (543,939)  $   3,091,917  $      (2,413)             --
Change in unrealized
   appreciation/depreciation
   on investments and foreign currencies               10,231,205         263,354       1,619,468         38,485              --
Net realized and unrealized gains/losses
   on investments and foreign currencies               (9,861,094)       (280,585)      4,711,385         36,072              --
Change in net assets from operations                $ (10,106,789)  $    (275,891)  $   7,309,206  $     118,732   $     844,631


(1) For the period December 20, 2002 (commencement of operations) to June 30, 2003.

(2) For the period November 21, 2002 (commencement of operations) to June 30, 2003.

(3) Dividend income net of withholding taxes. For the year ended June 30, 2003, withholding taxes for the Citizens Global Equity and International Growth Funds were $157,794 and $5,826, respectively.

See Financial Notes


                                     40 & 41

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                      Small Cap
                                                          Core Growth Fund             Emerging Growth Fund        Core Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                       For the         For the         For the        For the          For the
                                                      year ended      year ended      year ended     year ended       year ended
                                                      06/30/03         06/30/02        06/30/03       06/30/02         06/30/03
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/loss                          $    (520,790)  $  (1,512,276)  $  (2,526,279)  $  (3,375,032)  $    (175,082)
Realized gains/losses on investments
   and foreign currency transactions                  (39,810,514)    (39,059,766)    (45,670,710)    (65,722,098)     (3,605,564)
Change in unrealized appreciation/
   depreciation on investments                         29,592,435     (99,310,432)     31,865,153      (5,409,210)      2,748,439
Change in net assets from operations                  (10,738,869)   (139,882,474)    (16,331,836)    (74,506,340)     (1,032,207)
Dividends to Shareholders:
>From net investment income:
   Standard shares                                             --              --              --              --              --
>From net realized gains on investments:
   Standard shares                                             --              --              --              --              --
Total dividends                                                --              --              --              --              --
Change in net assets from capital transactions        (51,887,083)    (44,810,423)    (17,500,693)    (32,743,870)        394,033
Change in net assets                                $ (62,625,952)  $(184,692,897)  $ (33,832,529)  $(107,250,210)  $    (638,174)

----------------------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of period                                 $ 413,962,059   $ 598,654,956   $ 205,683,355   $ 312,933,565   $  18,459,396
End of period                                       $ 351,336,107   $ 413,962,059   $ 171,850,826   $ 205,683,355   $  17,821,222
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income/loss                         --              --              --              --              --

----------------------------------------------------------------------------------------------------------------------------------
Capital Transactions
Standard Shares
   Proceeds from shares issued                      $  20,813,812   $  42,567,841   $  37,852,532   $  56,221,231   $   5,237,434
   Dividends reinvested                                        --              --              --              --              --
   Cost of shares redeemed                            (53,825,105)    (77,794,151)    (55,356,284)    (80,428,934)     (4,843,401)
   Net change                                         (33,011,293)    (35,226,310)    (17,503,752)    (24,207,703)        394,033
Institutional Shares
   Proceeds from shares issued                      $  27,922,878   $  31,393,835   $   2,821,812   $   3,944,080              --
   Cost of shares redeemed                            (47,184,580)    (41,615,831)     (3,432,566)    (13,893,132)             --
   Net change                                         (19,261,702)    (10,221,996)       (610,754)     (9,949,052)             --
Administrative Shares
   Proceeds from shares issued                      $   1,251,277   $     943,987   $   6,162,025   $   9,721,056              --
   Cost of shares redeemed                               (865,365)       (306,104)     (5,548,212)     (8,308,171)             --
   Net change                                             385,912         637,883         613,813       1,412,885              --
Change in net assets
   from capital transactions                        $ (51,887,083)  $ (44,810,423)  $ (17,500,693)  $ (32,743,870)  $     394,033
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Share Transactions
Standard Shares
   Issued                                               1,364,126       2,152,690       3,719,462       4,217,604         672,716
   Reinvested                                                  --              --              --              --              --
   Redeemed                                            (3,545,634)     (3,989,536)     (5,464,486)     (6,041,917)       (628,978)
   Net change                                          (2,181,508)     (1,836,846)     (1,745,024)     (1,824,313)         43,738
Institutional Shares
   Issued                                               2,233,874       1,964,990         273,794         293,475              --
   Redeemed                                            (3,763,348)     (2,637,569)       (329,608)       (991,621)             --
   Net change                                          (1,529,474)       (672,579)        (55,814)       (698,146)             --
Administrative Shares
   Issued                                                  80,682          47,642         597,115         721,866              --
   Redeemed                                               (55,257)        (15,822)       (534,955)       (611,698)             --
   Net change                                              25,425          31,820          62,160         110,168              --
Change in shares from
   share transactions                                  (3,685,557)     (2,477,605)     (1,738,678)     (2,412,291)         43,738
----------------------------------------------------------------------------------------------------------------------------------

                                                       Small Cap
                                                    Core Growth Fund                 Value Fund                     Balanced Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                         For the       For the      For the period      For the     For the period
                                                       year ended    year ended        06/01/02 -     year ended     12/20/02(1) -
                                                        06/30/02       06/30/03        06/30/02          5/31/02       06/30/03
Operations
Net investment income/loss                          $    (156,548)  $     (99,467)  $     (25,121)  $    (201,215)  $       1,205
Realized gains/losses on investments
   and foreign currency transactions                      815,380     (10,282,004)       (163,773)           (771)         24,140
Change in unrealized appreciation/
   depreciation on investments                         (1,534,841)      9,608,668      (3,403,915)     (6,143,982)         25,761
Change in net assets from operations                     (876,009)       (772,803)     (3,592,809)     (6,345,968)         51,106
Dividends to Shareholders:
>From net investment income:
   Standard shares                                             --              --              --              --          (1,502)
>From net realized gains on investments:
   Standard shares                                             --              --              --      (2,126,224)             --
Total dividends                                                --              --              --      (2,126,224)         (1,502)
Change in net assets from capital transactions          3,832,696      (4,060,871)       (328,336)     19,075,057       1,011,462
Change in net assets                                $   2,956,687   $  (4,833,674)  $  (3,921,145)  $  10,602,865   $   1,061,066
----------------------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of period                                 $  15,502,709   $  21,059,993   $  24,981,138   $  14,378,273              --
End of period                                       $  18,459,396   $  16,226,319   $  21,059,993   $  24,981,138   $   1,061,066
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income/loss                         --              --              --              --   $         156
Capital Transactions
Standard Shares
   Proceeds from shares issued                      $  12,270,553   $   6,319,550   $     938,031   $  24,800,162   $   1,049,586
   Dividends reinvested                                        --              --              --       2,070,609             325
   Cost of shares redeemed                             (8,437,857)    (10,380,421)     (1,266,367)     (7,795,714)        (38,449)
   Net change                                           3,832,696      (4,060,871)       (328,336)     19,075,057       1,011,462
Institutional Shares
   Proceeds from shares issued                                 --              --              --              --              --
   Cost of shares redeemed                                     --              --              --              --              --
   Net change                                                  --              --              --              --              --
Administrative Shares
   Proceeds from shares issued                                 --              --              --              --              --
   Cost of shares redeemed                                     --              --              --              --              --
   Net change                                                  --              --              --              --              --
Change in net assets
   from capital transactions                        $   3,832,696   $  (4,060,871)  $    (328,336)  $  19,075,057   $   1,011,462
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Share Transactions
Standard Shares
   Issued                                               1,251,105         819,291         100,445       1,987,625         104,984
   Reinvested                                                  --              --              --         165,516              33
   Redeemed                                              (868,569)     (1,349,990)       (138,633)       (646,233)         (3,660)
   Net change                                             382,536        (530,699)        (38,188)      1,506,908         101,357
Institutional Shares
   Issued                                                      --              --              --              --              --
   Redeemed                                                    --              --              --              --              --
   Net change                                                  --              --              --              --              --
Administrative Shares
   Issued                                                      --              --              --              --              --
   Redeemed                                                    --              --              --              --              --
   Net change                                                  --              --              --              --              --
Change in shares from
   share transactions                                     382,536        (530,699)        (38,188)      1,506,908         101,357
----------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

See Financial Notes

                                     42 & 43

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Global Equity Fund         International Growth Fund
------------------------------------------------------------------------------------------------------------------
                                                      For the           For the       For the         For the
                                                     year ended       year ended     year ended      year ended
                                                      06/30/03         06/30/02       06/30/03        06/30/02
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/loss                          $    (245,695)  $  (1,187,621)  $       4,694   $      (6,805)
Realized gains/losses on investments
   and foreign currency transactions                  (20,092,299)    (58,190,264)       (543,939)       (445,542)
Change in unrealized
   appreciation/depreciation
   on investments and foreign currencies               10,231,205       8,768,398         263,354        (148,631)
Change in net assets from operations                  (10,106,789)    (50,609,487)       (275,891)       (600,978)
Dividends to Shareholders:
   From net investment income:
     Standard shares                                           --              --              --              --
     Institutional shares                                      --              --              --              --
Total dividends                                                --              --              --              --
Change in net assets from
   capital transactions                               (26,919,108)    (56,075,279)        (50,039)      2,131,472
Change in net assets                                $ (37,025,897)  $(106,684,766)  $    (325,930)  $   1,530,494

------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of period                                 $ 147,618,456   $ 254,303,222   $   3,167,766   $   1,637,272
End of period                                       $ 110,592,559   $ 147,618,456   $   2,841,836   $   3,167,766
------------------------------------------------------------------------------------------------------------------
Accumulated net investment income/loss              $    (570,287)  $    (723,041)  $     (57,479)  $     (25,644)

------------------------------------------------------------------------------------------------------------------
Capital Transactions
Standard Shares
   Proceeds from shares issued                      $  25,646,368   $ 198,374,332   $   2,826,850   $   4,791,279
   Dividends reinvested                                        --              --              --              --
   Cost of shares redeemed                            (50,286,863)   (251,921,233)     (2,876,889)     (2,659,807)
   Net change                                         (24,640,495)    (53,546,901)        (50,039)      2,131,472
Institutional Shares
   Proceeds from shares issued                      $  37,771,071   $  54,298,201              --              --
   Dividends reinvested                                        --              --              --              --
   Cost of shares redeemed                            (40,033,225)    (57,777,479)             --              --
   Net change                                          (2,262,154)     (3,479,278)             --              --
Administrative Shares
   Proceeds from shares issued                      $     706,362   $   1,591,347              --              --
   Cost of shares redeemed                               (722,821)       (640,447)             --              --
   Net change                                             (16,459)        950,900              --              --
Change in net assets from
   capital transactions                             $ (26,919,108)  $ (56,075,279)  $     (50,039)  $   2,131,472
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Share Transactions
Standard Shares
   Issued                                               1,995,494      12,492,604         497,446         644,662
   Reinvested                                                  --              --              --              --
   Redeemed                                            (3,944,883)    (15,828,132)       (504,006)       (372,894)
   Net change                                          (1,949,389)     (3,335,528)         (6,560)        271,768
Institutional Shares
   Issued                                               2,906,867       3,421,162              --              --
   Reinvested                                                  --              --              --              --
   Redeemed                                            (3,078,716)     (3,652,158)             --              --
   Net change                                            (171,849)       (230,996)             --              --
Administrative Shares
   Issued                                                  55,041          99,269              --              --
   Redeemed                                               (56,965)        (40,048)             --              --
   Net change                                              (1,924)         59,221              --              --
Change in shares from
   share transactions                                  (2,123,162)     (3,507,303)         (6,560)        271,768
------------------------------------------------------------------------------------------------------------------

                                                                                    Ultra Short
                                                              Income Fund            Bond Fund          Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                        For the         For the    For the period     For the         For the
                                                      year ended      year ended    11/21/02(1) -    year ended      year ended
                                                       06/30/03        06/30/02       06/30/03        06/30/03        6/30/02
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/loss                          $   2,597,821   $   4,289,896   $      82,660   $     844,631   $   2,637,823
Realized gains/losses on investments
   and foreign currency transactions                    3,091,917      (7,467,992)         (2,413)             --              --
Change in unrealized
   appreciation/depreciation
   on investments and foreign currencies                1,619,468       2,469,102          38,485              --              --
Change in net assets from operations                    7,309,206        (708,994)        118,732         844,631       2,637,823
Dividends to Shareholders:
   From net investment income:
     Standard shares                                   (2,770,272)     (4,272,706)        (89,255)       (710,661)     (2,026,320)
     Institutional shares                                      --              --              --        (133,970)       (602,601)
Total dividends                                        (2,770,272)     (4,272,706)        (89,255)       (844,631)     (2,628,921)
Change in net assets from
   capital transactions                                (2,889,480)        830,365       9,222,446     (15,276,980)    (13,884,963)
Change in net assets                                $   1,649,454   $  (4,151,335)  $   9,251,923   $ (15,276,980)  $ (13,876,061)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of period                                 $  67,488,027   $  71,639,362              $-   $ 130,810,173   $ 144,686,234
End of period                                       $  69,137,481   $  67,488,027   $   9,251,923   $ 115,533,193   $ 130,810,173
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income/loss                         --   $      (3,553)  $        (976)             --              --
Capital Transactions
Standard Shares
   Proceeds from shares issued                      $  15,862,291   $  26,499,837   $  10,640,331   $  90,075,370   $ 131,426,668
   Dividends reinvested                                 2,594,958       3,903,979          70,753         742,720       2,214,847
   Cost of shares redeemed                            (21,346,729)    (29,573,451)     (1,488,638)   (100,447,452)   (136,588,995)
   Net change                                          (2,889,480)        830,365       9,222,446      (9,629,362)     (2,947,480)
Institutional Shares
   Proceeds from shares issued                                 --              --              --   $   3,128,338   $  17,644,804
   Dividends reinvested                                        --              --              --         144,697         658,558
   Cost of shares redeemed                                     --              --              --      (8,920,653)    (29,240,845)
   Net change                                                  --              --              --      (5,647,618)    (10,937,483)
Administrative Shares
   Proceeds from shares issued                                 --              --              --              --              --
   Cost of shares redeemed                                     --              --              --              --              --
   Net change                                                  --              --              --              --              --
Change in net assets from
   capital transactions                             $  (2,889,480)  $     830,365   $   9,222,446   $ (15,276,980)  $ (13,884,963)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Share Transactions
Standard Shares
   Issued                                               1,597,468       2,597,522       1,060,718      90,075,370     131,415,588
   Reinvested                                             262,370         383,963           7,042         742,730       2,214,857
   Redeemed                                            (2,151,369)     (2,932,132)       (148,149)   (100,447,452)   (136,588,544)
   Net change                                            (291,531)         49,353         919,611      (9,629,352)     (2,958,099)
Institutional Shares
   Issued                                                      --              --              --       3,128,339      17,655,439
   Reinvested                                                  --              --              --         144,697         658,558
   Redeemed                                                    --              --              --      (8,920,653)    (29,240,845)
   Net change                                                  --              --              --      (5,647,617)    (10,926,848)
Administrative Shares
   Issued                                                      --              --              --              --              --
   Redeemed                                                    --              --              --              --              --
   Net change                                                  --              --              --              --              --
Change in shares from
   share transactions                                    (291,531)         49,353         919,611     (15,276,969)    (13,884,947)
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

See Financial Notes


                                       44 & 45

FINANCIAL HIGHLIGHTS

                                                                                                                  Dividends to
Selected Per Share Data                                                   Investment Activities                   Shareholders
------------------------------------------------------------------------------------------------------------------------------
                                             Net asset                                Net realized
                                             value,        Net                        and unrealized  Total from     From net
                                             beginning     investment     Redemption  gains/losses    investment     investment
                                             of period     income/loss    fee         on investments  operations     income
------------------------------------------------------------------------------------------------------------------------------
Core Growth Fund
Standard Shares
Year ended June 30, 2003                      $16.73        (0.04)              --        (0.25)        (0.29)           --
Year ended June 30, 2002                       22.12        (0.09)              --        (5.30)        (5.39)           --
Year ended June 30, 2001                       32.59        (0.16)              --        (9.01)        (9.17)           --
Year ended June 30, 2000                       30.52        (0.22)              --         4.08          3.86            --
Year ended June 30, 1999                       23.46        (0.15)              --         7.52          7.37            --
Institutional Shares
Year ended June 30, 2003                      $13.66         0.05               --        (0.19)        (0.14)           --
Year ended June 30, 2002                       17.94         0.04               --        (4.32)        (4.28)           --
Year ended June 30, 2001                       26.59         0.01               --        (7.36)        (7.35)           --
Year ended June 30, 2000                       25.02           --               --         3.36          3.36            --
Year ended June 30, 1999                       19.13         0.01               --         6.19          6.20            --
Administrative Shares
Year ended June 30, 2003                      $16.91         0.01               --        (0.24)        (0.23)           --
Year ended June 30, 2002                       22.27        (0.01)              --        (5.35)        (5.36)           --
Year ended June 30, 2001                       32.66        (0.03)(1)           --        (9.06)        (9.09)           --
Period ended June 30, 2000(2)                  32.09        (0.01)              --         0.58          0.57            --
------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund
Standard Shares
Year ended June 30, 2003                      $11.82        (0.17)              --        (0.69)        (0.86)           --
Year ended June 30, 2002                       15.79        (0.20)              --        (3.77)        (3.97)           --
Year ended June 30, 2001                       33.48        (0.21)              --       (11.41)       (11.62)           --
Year ended June 30, 2000                       21.76        (0.30)(1)           --        16.58         16.28            --
Year ended June 30, 1999                       17.55        (0.19)              --         6.19          6.00            --
Institutional Shares
Year ended June 30, 2003                      $12.02        (0.10)              --        (0.69)        (0.79)           --
Year ended June 30, 2002                       15.96        (0.11)(1)           --        (3.83)        (3.94)           --
Year ended June 30, 2001                       33.61        (0.12)              --       (11.46)       (11.58)           --
Period ended June 30, 2000(5)                  25.67        (0.11)              --        12.61         12.50            --
Administrative Shares
Year ended June 30, 2003                      $11.92        (0.10)              --        (0.71)        (0.81)           --
Year ended June 30, 2002                       15.87        (0.13)              --        (3.82)        (3.95)           --
Year ended June 30, 2001                       33.57        (0.17)(1)           --       (11.46)       (11.63)           --
Period ended June 30, 2000(6)                  28.70        (0.10)(1)           --         4.97          4.87            --
------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Growth Fund
Standard Shares
Year ended June 30, 2003                       $9.18        (0.09)              --        (0.42)        (0.51)           --
Year ended June 30, 2002                        9.52        (0.08)              --        (0.26)        (0.34)           --
Year ended June 30, 2001                       11.23        (0.05)              --        (1.64)        (1.69)           --
Period ended June 30, 2000(7)                  10.00           --               --         1.23          1.23            --
------------------------------------------------------------------------------------------------------------------------------
Value Fund
Standard Shares
Year ended June 30, 2003                       $8.74        (0.05)              --        (0.05)        (0.10)           --
One month period ended June 30, 2002(8)        10.21        (0.01)              --        (1.46)        (1.47)           --
Year ended May 31, 2002                        15.29        (0.08)              --        (3.57)        (3.65)           --
Year ended May 31, 2001                        14.58        (0.07)              --         2.70          2.63            --
Year ended May 31, 2000                        14.03        (0.08)              --         2.05          1.97            --
Year ended May 31, 1999                        12.98        (0.08)              --         1.95          1.87            --
------------------------------------------------------------------------------------------------------------------------------
Balanced Fund
Standard Shares
------------------------------------------------------------------------------------------------------------------------------
Period ended June 30, 2003(9)                 $10.00         0.02               --         0.47          0.49         (0.02)
------------------------------------------------------------------------------------------------------------------------------

                                                         Dividends to Shareholders                Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Net          Ratio of
                                           From                        Net asset                   assets,      expenses to
                                           net           Total         value,       Total          end of       average net
                                           realized      dividends to  end          return         period       assets, net of
                                           gains         shareholders  of period    (%)            ($x1,000)    reimbursement(%)
-------------------------------------------------------------------------------------------------------------------------------
Core Growth Fund
Standard Shares
Year ended June 30, 2003                        --            --        $16.44        (1.73)       $285,339         1.37
Year ended June 30, 2002                        --            --         16.73       (24.37)        326,793         1.34
Year ended June 30, 2001                     (1.30)        (1.30)        22.12       (28.42)        472,779         1.34
Year ended June 30, 2000                     (1.79)        (1.79)        32.59        12.82         699,399         1.49
Year ended June 30, 1999                     (0.31)        (0.31)        30.52        31.58         578,286         1.58
Institutional Shares
Year ended June 30, 2003                        --            --        $13.52        (1.02)        $63,571         0.69
Year ended June 30, 2002                        --            --         13.66       (23.86)         85,140         0.68
Year ended June 30, 2001                     (1.30)        (1.30)        17.94       (27.98)        123,912         0.68
Year ended June 30, 2000                     (1.79)        (1.79)        26.59        13.67         180,779         0.74
Year ended June 30, 1999                     (0.31)        (0.31)        25.02        32.62          98,705         0.83
Administrative Shares
Year ended June 30, 2003                        --            --        $16.68        (1.36)         $2,426         1.00
Year ended June 30, 2002                        --            --         16.91       (24.07)          2,029         0.94
Year ended June 30, 2001                     (1.30)        (1.30)        22.27       (28.11)          1,964         0.94
Period ended June 30, 2000(2)                   --            --         32.66         1.78(3)           21         0.99(4)
-------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund
Standard Shares
Year ended June 30, 2003                        --            --        $10.96        (7.28)       $157,911         1.95
Year ended June 30, 2002                        --            --         11.82       (25.14)        190,812         1.80
Year ended June 30, 2001                     (6.07)        (6.07)        15.79       (37.52)        283,760         1.68
Year ended June 30, 2000                     (4.56)        (4.56)        33.48        82.19         386,670         1.69
Year ended June 30, 1999                     (1.79)        (1.79)        21.76        36.04         136,137         1.82
Institutional Shares
Year ended June 30, 2003                        --            --        $11.23        (6.57)         $5,379         1.25
Year ended June 30, 2002                        --            --         12.02       (24.69)          6,428         1.20
Year ended June 30, 2001                     (6.07)        (6.07)        15.96       (37.21)         19,676         1.30
Period ended June 30, 2000(5)                (4.56)        (4.56)        33.61        55.02(3)       16,284         1.24(4)
Administrative Shares
Year ended June 30, 2003                        --            --        $11.11        (6.80)         $8,561         1.51
Year ended June 30, 2002                        --            --         11.92       (24.89)          8,444         1.47
Year ended June 30, 2001                     (6.07)        (6.07)        15.87       (37.43)          9,497         1.55
Period ended June 30, 2000(6)                   --            --         33.57        16.97(3)            8         1.55(4)
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Growth Fund
Standard Shares
Year ended June 30, 2003                        --            --         $8.67        (5.56)        $17,821         1.45
Year ended June 30, 2002                        --            --          9.18        (3.57)         18,459         1.34
Year ended June 30, 2001                     (0.02)        (0.02)         9.52       (15.08)         15,503         1.34
Period ended June 30, 2000(7)                   --            --         11.23        12.30(3)        8,397         1.49(4)
-------------------------------------------------------------------------------------------------------------------------------
Value Fund
Standard Shares
Year ended June 30, 2003                        --            --         $8.64        (1.14)        $16,226         1.90
One month period ended June 30, 2002(8)         --            --          8.74       (14.40)(3)      21,060         1.95(4)
Year ended May 31, 2002                      (1.43)        (1.43)        10.21       (25.58)         24,981         1.95
Year ended May 31, 2001                      (1.92)        (1.92)        15.29        20.71          14,378         1.95
Year ended May 31, 2000                      (1.42)        (1.42)        14.58        14.36           8,726         1.95
Year ended May 31, 1999                      (0.82)        (0.82)        14.03        15.43           4,611         1.95
-------------------------------------------------------------------------------------------------------------------------------
Balanced Fund
Standard Shares
-------------------------------------------------------------------------------------------------------------------------------
Period ended June 30, 2003(9)                   --         (0.02)       $10.47         4.87(3)       $1,061         1.30(4)
-------------------------------------------------------------------------------------------------------------------------------

                                                Ratios and Supplemental Data
---------------------------------------------------------------------------------------
                                          Ratio of net    Ratio of
                                          investment      expenses to
                                          income/loss     average net         Portfolio
                                          to average net  assets, prior to    turnover
                                          assets(%)       reimbursement(%)    rate(%)
---------------------------------------------------------------------------------------
Core Growth Fund
Standard Shares
Year ended June 30, 2003                    (0.28)            1.53             183.75
Year ended June 30, 2002                    (0.43)            1.44              76.40
Year ended June 30, 2001                    (0.62)            1.42              44.95
Year ended June 30, 2000                    (0.75)            1.52              20.04
Year ended June 30, 1999                    (0.68)            1.58              18.04
Institutional Shares
Year ended June 30, 2003                     0.36             0.76             183.75
Year ended June 30, 2002                     0.23             0.73              76.40
Year ended June 30, 2001                     0.04             0.74              44.95
Year ended June 30, 2000                     0.00             0.74              20.04
Year ended June 30, 1999                     0.05             0.83              18.04
Administrative Shares
Year ended June 30, 2003                     0.09             1.06             183.75
Year ended June 30, 2002                    (0.05)            1.01              76.40
Year ended June 30, 2001                    (0.14)            5.63              44.95
Period ended June 30, 2000(2)               (0.27)(4)       101.59(4)           20.04
---------------------------------------------------------------------------------------
Emerging Growth Fund
Standard Shares
Year ended June 30, 2003                    (1.56)            1.97             315.89
Year ended June 30, 2002                    (1.39)            1.86             202.57
Year ended June 30, 2001                    (1.09)            1.75             136.63
Year ended June 30, 2000                    (1.09)            1.75             159.95
Year ended June 30, 1999                    (1.20)            1.83             208.49
Institutional Shares
Year ended June 30, 2003                    (0.86)            1.28             315.89
Year ended June 30, 2002                    (0.78)            1.26             202.57
Year ended June 30, 2001                    (0.69)            1.36             136.63
Period ended June 30, 2000(5)               (0.61)(4)         1.31(4)          159.95
Administrative Shares
Year ended June 30, 2003                    (1.13)            1.54             315.89
Year ended June 30, 2002                    (1.07)            1.53             202.57
Year ended June 30, 2001                    (0.96)            2.06             136.63
Period ended June 30, 2000(6)               (0.90)(4)       158.14(4)          159.95
---------------------------------------------------------------------------------------
Small Cap Core Growth Fund
Standard Shares
Year ended June 30, 2003                    (1.12)            1.58             349.79
Year ended June 30, 2002                    (0.93)            1.40             294.26
Year ended June 30, 2001                    (0.57)            3.20             146.62
Period ended June 30, 2000(7)                0.00(4)          5.98(4)           20.16
---------------------------------------------------------------------------------------
Value Fund
Standard Shares
Year ended June 30, 2003                    (0.62)            1.90             209.72
One month period ended June 30, 2002(8)     (1.33)(4)         2.05(4)            5.87
Year ended May 31, 2002                     (1.04)            2.54              34.77
Year ended May 31, 2001                     (0.65)            4.63              62.55
Year ended May 31, 2000                     (0.68)            7.11              72.32
Year ended May 31, 1999                     (0.79)           10.32              73.70
---------------------------------------------------------------------------------------
Balanced Fund
Standard Shares
---------------------------------------------------------------------------------------
Period ended June 30, 2003(9)                0.41(4)         16.73(4)          140.42
---------------------------------------------------------------------------------------

(1) Based on average shares outstanding.
(2) For the period February 4, 2000, commencement of operations, to June 30,
2000.
(3) Not annualized.
(4) Annualized.
(5) For the period November 1, 1999, commencement of operations, to June 30,
2000.
(6) For the period February 4, 2000, commencement of operations, to June 30,
2000.
(7) For the period December 28, 1999, commencement of operations, to June 30, 2000.
(8) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to June 30.
(9) For the period December 20, 2002, commencement of operations, to June 30, 2003.

See Financial Notes

                                     46 & 47

FINANCIAL HIGHLIGHTS

                                                                                                                  Dividends to
Selected Per Share Data                                                   Investment Activities                   Shareholders
------------------------------------------------------------------------------------------------------------------------------
                                             Net asset                                Net realized
                                             value,        Net                        and unrealized  Total from     From net
                                             beginning     investment     Redemption  gains/losses    investment     investment
                                             of period     income/loss    fee         on investments  operations     income
------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund
Standard Shares
Year ended June 30, 2003                      $14.22        (0.03)(1)         0.02        (0.82)        (0.83)           --
Year ended June 30, 2002                       18.31        (0.11)(1)         0.01        (3.99)        (4.09)           --
Year ended June 30, 2001                       29.99        (0.16)              --        (9.61)        (9.77)           --
Year ended June 30, 2000                       20.22        (0.22)(1)           --        10.94         10.72            --
Year ended June 30, 1999                       16.95        (0.12)              --         3.86          3.74            --
Institutional Shares
Year ended June 30, 2003                      $14.40         0.05(1)          0.02        (0.82)        (0.75)           --
Year ended June 30, 2002                       18.46        (0.01)(1)         0.01        (4.06)        (4.06)           --
Year ended June 30, 2001                       30.08        (0.05)(1)           --        (9.66)        (9.71)           --
Period ended June 30, 2000(2)                  23.45        (0.05)(1)           --         7.63          7.58            --
Administrative Shares
Year ended June 30, 2003                      $14.30         0.01(1)          0.02        (0.82)        (0.79)           --
Year ended June 30, 2002                       18.38        (0.06)(1)         0.01        (4.03)        (4.08)           --
Year ended June 30, 2001                       30.02        (0.11)(1)           --        (9.62)        (9.73)           --
Period ended June 30, 2000(5)                  33.45        (0.06)              --        (3.37)        (3.43)           --
------------------------------------------------------------------------------------------------------------------------------
International Growth Fund
Standard Shares
Year ended June 30, 2003                       $6.73         0.01(1)          0.04        (0.66)        (0.61)           --
Year ended June 30, 2002                        8.22        (0.02)(1)         0.02        (1.49)        (1.49)           --
Period ended June 30, 2001(6)                  10.00         0.04(1)            --        (1.82)        (1.78)           --
------------------------------------------------------------------------------------------------------------------------------
Income Fund
Standard Shares
Year ended June 30, 2003                       $9.62         0.37               --         0.69          1.06         (0.40)
Year ended June 30, 2002                       10.28         0.58               --        (0.66)        (0.08)        (0.58)
Year ended June 30, 2001                       10.20         0.68               --         0.10          0.78         (0.70)
Year ended June 30, 2000                       10.51         0.65               --        (0.32)         0.33         (0.63)
Year ended June 30, 1999                       11.03         0.59               --        (0.50)         0.09         (0.59)
------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund
Standard Shares
Period ended June 30, 2003(8)                 $10.00         0.14(1)            --         0.07          0.21         (0.15)
------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
Standard Shares
Year ended June 30, 2003                       $1.00         0.01               --           --          0.01         (0.01)
Year ended June 30, 2002                        1.00         0.02               --           --          0.02         (0.02)
Year ended June 30, 2001                        1.00         0.05               --           --          0.05         (0.05)
Year ended June 30, 2000                        1.00         0.05               --           --          0.05         (0.05)
Year ended June 30, 1999                        1.00         0.04               --           --          0.04         (0.04)
Institutional Shares
Year ended June 30, 2003                       $1.00         0.01               --           --          0.01         (0.01)
Year ended June 30, 2002                        1.00         0.02               --           --          0.02         (0.02)
Year ended June 30, 2001                        1.00         0.05               --           --          0.05         (0.05)
Year ended June 30, 2000                        1.00         0.05               --           --          0.05         (0.05)
Year ended June 30, 1999                        1.00         0.05               --           --          0.05         (0.05)

                                                         Dividends to Shareholders                Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Net          Ratio of
                                           From                        Net asset                   assets,      expenses to
                                           net           Total         value,       Total          end of       average net
                                           realized      dividends to  end          return         period       assets, net of
                                           gains         shareholders  of period    (%)            ($x1,000)    reimbursement(%)
-------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund
Standard Shares
Year ended June 30, 2003                          --            --        $13.39        (5.84)        $101,846         1.91
Year ended June 30, 2002                          --            --         14.22       (22.34)         135,881         1.84
Year ended June 30, 2001                       (1.91)        (1.91)        18.31       (33.69)         236,080         1.82
Year ended June 30, 2000                       (0.95)        (0.95)        29.99        53.27          354,818         1.82
Year ended June 30, 1999                       (0.47)        (0.47)        20.22        22.34           90,549         1.96
Institutional Shares
Year ended June 30, 2003                          --            --        $13.65        (5.21)          $6,688         1.26
Year ended June 30, 2002                          --            --         14.40       (21.99)           9,531         1.27
Year ended June 30, 2001                       (1.91)        (1.91)        18.46       (33.35)          16,475         1.39
Period ended June 30, 2000(2)                  (0.95)        (0.95)        30.08        32.55(3)        12,544         1.39(4)
Administrative Shares
Year ended June 30, 2003                          --            --        $13.51        (5.52)          $2,059         1.59
Year ended June 30, 2002                          --            --         14.30       (22.20)           2,207         1.64
Year ended June 30, 2001                       (1.91)        (1.91)        18.38       (33.52)           1,748         1.68
Period ended June 30, 2000(5)                     --            --         30.02       (10.25)(3)            1         1.68(4)
------------------------------------------------------------------------------------------------------------------------------
International Growth Fund
Standard Shares
Year ended June 30, 2003                          --            --         $6.12        (9.06)          $2,842         1.85
Year ended June 30, 2002                          --            --          6.73       (18.13)           3,168         1.85
Period ended June 30, 2001(6)                     --            --          8.22       (17.80)(3)        1,637         1.85(4)
------------------------------------------------------------------------------------------------------------------------------
Income Fund
Standard Shares
Year ended June 30, 2003                          --         (0.40)       $10.28        11.28          $69,137         1.37
Year ended June 30, 2002                          --         (0.58)         9.62        (0.87)          67,488         1.38
Year ended June 30, 2001                       --(7)         (0.70)        10.28         7.87           71,639         1.40
Year ended June 30, 2000                       (0.01)        (0.64)        10.20         3.35           61,836         1.45
Year ended June 30, 1999                       (0.02)        (0.61)        10.51         0.78           62,837         1.45
------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund
Standard Shares
Period ended June 30, 2003(8)                     --         (0.15)       $10.06         2.12(3)        $9,252         0.00(4)
------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
Standard Shares
Year ended June 30, 2003                          --         (0.01)        $1.00         0.65         $104,641         0.93
Year ended June 30, 2002                          --         (0.02)         1.00         1.71          114,271         0.92
Year ended June 30, 2001                          --         (0.05)         1.00         5.23          117,211         0.89
Year ended June 30, 2000                          --         (0.05)         1.00         4.67          112,700         1.17
Year ended June 30, 1999                          --         (0.04)         1.00         4.07          105,740         1.19
Institutional Shares
Year ended June 30, 2003                          --         (0.01)        $1.00         0.95          $10,892         0.63
Year ended June 30, 2002                          --         (0.02)         1.00         1.97           16,539         0.67
Year ended June 30, 2001                          --         (0.05)         1.00         5.43           27,475         0.70
Year ended June 30, 2000                          --         (0.05)         1.00         5.04           23,370         0.81
Year ended June 30, 1999                          --         (0.05)         1.00         4.58           22,464         0.70

                                                Ratios and Supplemental Data
---------------------------------------------------------------------------------------
                                          Ratio of net    Ratio of
                                          investment      expenses to
                                          income/loss     average net         Portfolio
                                          to average net  assets, prior to    turnover
                                          assets(%)       reimbursement(%)    rate(%)
---------------------------------------------------------------------------------------
Global Equity Fund
Standard Shares
Year ended June 30, 2003                       (0.26)            1.91           42.05
Year ended June 30, 2002                       (0.66)            1.84          132.82
Year ended June 30, 2001                       (0.71)            1.82          151.95
Year ended June 30, 2000                       (0.79)            1.83          120.69
Year ended June 30, 1999                       (0.88)            1.96           64.07
Institutional Shares
Year ended June 30, 2003                        0.42             1.26           42.05
Year ended June 30, 2002                       (0.05)            1.27          132.82
Year ended June 30, 2001                       (0.23)            1.42          151.95
Period ended June 30, 2000(2)                  (0.25)(4)         1.43(4)       120.69
Administrative Shares
Year ended June 30, 2003                        0.11             1.59           42.05
Year ended June 30, 2002                       (0.39)            1.64          132.82
Year ended June 30, 2001                       (0.48)            3.18          151.95
Period ended June 30, 2000(5)                  (0.48)(4)       296.20(4)       120.69
---------------------------------------------------------------------------------------
International Growth Fund
Standard Shares
Year ended June 30, 2003                        0.18             2.45           90.26
Year ended June 30, 2002                       (0.23)            3.06          158.84
Period ended June 30, 2001(6)                   0.86(4)         17.47(4)        39.88
---------------------------------------------------------------------------------------
Income Fund
Standard Shares
Year ended June 30, 2003                        3.80             1.37          195.73
Year ended June 30, 2002                        5.77             1.38           54.05
Year ended June 30, 2001                        6.55             1.48           60.53
Year ended June 30, 2000                        6.34             1.47           52.96
Year ended June 30, 1999                        5.50             1.49           44.07
---------------------------------------------------------------------------------------
Ultra Short Bond Fund
Standard Shares
Period ended June 30, 2003(8)                   2.29(4)          2.10(4)        56.04
---------------------------------------------------------------------------------------
Money Market Fund
Standard Shares
Year ended June 30, 2003                        0.65             0.93             N/A
Year ended June 30, 2002                        1.72             0.92             N/A
Year ended June 30, 2001                        5.08             0.89             N/A
Year ended June 30, 2000                        4.59             1.18             N/A
Year ended June 30, 1999                        4.00             1.24             N/A
Institutional Shares
Year ended June 30, 2003                        0.98             0.63             N/A
Year ended June 30, 2002                        1.95             0.67             N/A
Year ended June 30, 2001                        5.22             0.70             N/A
Year ended June 30, 2000                        4.93             0.82             N/A
Year ended June 30, 1999                        4.47             0.70             N/A

(1) Based on average shares outstanding.
(2) For the period November 1, 1999, commencement of operations, to June 30,
2000.
(3) Not annualized.
(4) Annualized.
(5) For the period February 4, 2000, commencement of operations, to June 30,
2000.
(6) For the period December 20, 2000, commencement of operations, to June 30, 2001.
(7) Less than $0.005 per share.
(8) For the period November 21, 2002, commencement of operations, to June 30, 2003.

See Financial Notes

                                     48 & 49

ORGANIZATION

Citizens Funds (the "Trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust contains the following funds (individually a "fund," collectively the "funds"):

Fund                                    Short Name

Citizens Core Growth Fund               Core Growth Fund
Citizens Emerging Growth Fund           Emerging Growth Fund
Citizens Small Cap Core Growth Fund     Small Cap Core Growth Fund
Citizens Value Fund                     Value Fund
Citizens Balanced Fund                  Balanced Fund
Citizens Global Equity Fund             Global Equity Fund
Citizens International Growth Fund      International Growth Fund
Citizens Income Fund                    Income Fund
Citizens Ultra Short Bond Fund          Ultra Short Bond Fund
Citizens Money Market Fund              Money Market Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The Small Cap Core Growth Fund, Value Fund, Balanced Fund, International Growth Fund, Income Fund and Ultra Short Bond Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Fixed-income investments generally are valued at the bid price for securities. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities. Investments for which market quotations are not readily available are valued at fair value, using procedures determined in good faith by the Board of Trustees. Short-term securities maturing within 60 days and investments of the Money Market Fund are valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Security Transactions and Related Investment Income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost

FINANCIAL NOTES

basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Contracts The Global Equity Fund and International Growth Fund use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the contractual currency exchange rates established at the time of each trade. There were no open foreign currency contracts as of June 30, 2003.

Repurchase Agreements The funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System collateralized by instruments issued by the U.S.Government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian or another qualified custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

Restricted Securities The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

Redemption Fee The Global Equity Fund and International Growth Fund charge a redemption fee of 2% (paid to the funds) with respect to shares of those funds redeemed within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the funds of accounts below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the year ended June 30, 2003, the Global Equity and International Growth Funds collected $158,810 and $20,283 respectively, in redemption fees. These fees are included in the "increase/ decrease in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

Dividends to Shareholders The Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, Global Equity Fund and International Growth Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Ultra Short Bond Fund and the Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

FINANCIAL NOTES

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) such amounts are reclassified to capital; temporary differences do not require reclassification.

Offering Costs Expenses incurred in connection with the offering of fund shares (such as drafting of registration statements and agreements) for the Balanced and Ultra Short Bond Funds were paid by the funds and amounted to $10,368 for each fund. Such expenses are being amortized over a 12-month period starting with the commencement of operations.

Federal Income Taxes Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and distributes substantially all of its taxable net investment income and net realized gains, if any, to their shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Fee Citizens Advisers, Inc. (the "Adviser") serves as Adviser to each of the funds. Under the terms of the management contract, the Adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

Fund                            Fee Rate
Core Growth Fund                0.50%
Emerging Growth Fund            1.00%
Small Cap Core Growth Fund      0.50%
Value Fund                      0.70%
Balanced Fund                   0.65%
Global Equity Fund              1.00%
International Growth Fund       1.05%
Income Fund                     0.65%
Ultra Short Bond Fund           0.35%
Money Market Fund               0.35%

>From July 1, 2002 through October 30, 2002, the Adviser was paid a fee based on an annual rate of 1.00% for the Value Fund.

State Street Global Advisors Funds Management, Inc. serves as the Sub-Adviser for the Global Equity Fund and International Growth Fund. For its services, the Sub-Adviser receives a fee computed daily based on an annual rate for each funds' average daily net assets, paid by the Adviser as follows:

Fund                           Fee Rate
Global Equity Fund             0.35% of the first $500 million, 0.25% thereafter
International Growth Fund      0.40% of the first $500 million, 0.30% thereafter

For the period July 1, 2002 through October 30, 2002, Meyers Capital Management, LLC ("Meyers") served as the Sub-Adviser for the Citizens Value Fund. For its services, Meyers received a fee based on an annual rate of 0.30% of the first $100 million of average daily net assets and 0.45% of average daily net assets in excess of $100 million, paid by the Adviser.

Distribution Fee Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor. Pursuant to Rule 12b-1 under the 1940 Act, the Trust's shareholders have adopted

FINANCIAL NOTES

a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the Distributor for services in an amount equal to 0.25% per annum of average annual net assets.

Administrative and Shareholder Service Fees The Adviser, with whom certain officers and Trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees and expenses are accrued daily based on average daily net assets of each fund at the annual rate of 0.10%. Effective July 1, 2003 the fee for these services is an annual rate of 0.15%. Pursuant to the administrative contract for the year ended June 30, 2003, the Adviser was also paid a fee of $100,000 annually for services rendered in connection with the preparation and filing of annual and semi-annual reports and annual updates to the Trust's registration statement. The Adviser may also be compensated an hourly rate for services rendered in connection with the preparation and filing of any and all regulatory communications and shareholder reports and communication except those described above.

In addition, Citizens Securities, Inc., a wholly owned subsidiary of the Adviser, provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid an account fee for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares, may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the year ended June 30, 2003, a fee of 0.25% was charged.

Transfer Agency, Fund Accounting and Custody BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. Fifth Third Bank acts as custodian for the funds. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit.

Trustee Fees Certain officers and Trustees of the Trust are "interested persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a Trustee meeting. The Trustees have elected a Chair, who receives an additional annual retainer of $5,000; and a Vice Chair, Audit Committee Chair and Social Responsibility Chair -- who receive an additional annual retainer of $2,500.

Expense Allocation Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FINANCIAL NOTES

Fee Reductions and Reimbursements For the year ended June 30, 2003, the Adviser contractually agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain classes of the funds to the extent they exceeded the following limits:

                                                     Expense
Fund                              Class              Limitation
Core Growth Fund                  Standard           1.39%
                                  Institutional      0.74%
                                  Administrative     1.06%
Emerging Growth Fund              Institutional      1.30%
                                  Administrative     1.55%
Small Cap Core Growth Fund        Standard           1.45%
Value Fund                        Standard           1.95%
Global Equity Fund                Standard           2.05%
                                  Institutional      1.39%
                                  Administrative     1.68%
International Growth Fund         Standard           1.85%
Income Fund                       Standard           1.40% of the first
                                                     $100 million of
                                                     net assets and
                                                     1.25% thereafter

Money Market Fund                 Standard           1.50% of the first
                                                     $40 million of net
                                                     assets and 1.00%
                                                     thereafter

Effective July 1, 2003 there are no contractual limits on total expenses.

For the period July 1, 2002 to November 30, 2002, the Adviser contractually agreed to limit total expenses for the Core Growth Fund to 1.34%, 0.68% and 0.94% for the Standard, Institutional and Administrative shares, respectively. For the period July 1, 2002 to December 31, 2002, the Adviser voluntarily waived 0.10% of its fee for the Emerging Growth Fund when the fund's monthly average net assets exceeded $100 million. In addition, the Adviser voluntarily waived fees and reimbursed expenses so that total annual operating expenses did not exceed 1.30% on the Balanced Fund and 0.00% on the Ultra Short Bond Fund. The Adviser may terminate these waivers at any time.

Investment Transactions The following summarizes purchases and sales of investment securities, other than short-term investments, by fund for the year ended June 30, 2003:

Fund                                         Purchases              Sales
Core Growth Fund                            $625,238,774        $680,218,150
Emerging Growth Fund                         517,182,539         531,635,376
Small Cap Core Growth Fund                    54,221,257          53,444,334
Value Fund                                    33,127,408          36,973,002
Balanced Fund                                  1,564,211             668,305
Global Equity Fund                            49,060,888          74,816,583
International Growth Fund                      2,396,224           2,319,854
Income Fund                                  127,757,386         131,303,900
Ultra Short Bond Fund                          9,170,933           2,262,532

Meyers Pride Value Fund Reorganization The Trust entered an agreement and plan of reorganization and liquidation with Meyers Investment Trust on behalf of its series Meyers Pride Value Fund, pursuant to which the net assets of the Meyers Pride Value Fund ($12,506,840) were transferred to the Citizens Value Fund in exchange for 1,083,741 shares of the Citizens Value Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on September 24, 2001, following approval by shareholders of the Meyers Pride Value Fund at a special shareholder meeting. The aggregate net assets of the Meyers Pride Value Fund and the Citizens Value Fund were $12,506,840 and $0, respectively, prior to the reorganization and the combined net assets were $12,506,840 immediately after the reorganization.

Subsequent Event On July 1, 2003, the Citizens Money Market Fund transferred all security related assets to the Citizens Prime Money Market Fund.

FINANCIAL NOTES

Federal Tax Information

The tax character of dividends paid by the funds during the past two fiscal years were as follows:

Fiscal Year Ended 2003          Dividends Paid From
                             -------------------------
                             Ordinary    Net long-term  Total taxable  Tax return       Total
                              income     capital gains    dividends    of capital  dividends paid(1)
----------------------------------------------------------------------------------------------------
Balanced Fund                $      325    $       --    $      325    $       --    $      325
Income Fund                   2,872,716            --     2,872,716            --     2,872,716
Ultra Short Bond Fund            72,439            --        72,439            --        72,439
Money Market Fund               909,800            --       909,800            --       909,800

Fiscal Year Ended 2002 Dividends Paid From Ordinary Net long-term Total taxable Tax return Total income capital gains dividends of capital dividends paid(1)

Fiscal Year Ended 2002          Dividends Paid From
                             -------------------------
                             Ordinary    Net long-term  Total taxable  Tax return       Total
                              income     capital gains    dividends    of capital  dividends paid(1)
----------------------------------------------------------------------------------------------------
Income Fund                  $4,341,300    $       --    $4,341,300    $       --    $4,341,300
Money Market Fund             2,937,861            --     2,937,861            --     2,937,861

As of June 30, 2003 the components of accumulated earnings/deficit on a tax basis for the funds were as follows:

                             Undistributed   Undistributed                            Accumulated     Unrealized         Total
                               ordinary        long-term    Accumulated   Dividends   capital and    appreciation/    accumulated
                                income       capital gains   earnings      payable    other losses  depreciation(2) earnings/deficit
-----------------------------------------------------------------------------------------------------------------------------------
Core Growth Fund            $          --  $       --  $           --  $        --   $(120,712,170)  $  36,721,428   $ (83,990,742)
Emerging Growth Fund                   --          --              --           --    (223,459,606)     14,769,123    (208,690,483)
Small Cap Core Growth Fund           --            --              --           --      (4,271,892)      1,627,305      (2,644,587)
Value Fund                           --            --              --           --     (11,494,098)        855,755     (10,638,343)
Balanced Fund                    25,176            --          25,176       (1,177)             --          25,761          49,760
Global Equity Fund                   --            --              --           --    (131,939,653)     (7,057,879)   (138,997,532)
International Growth Fund            --            --              --           --        (888,473)       (110,930)       (999,403)
Income Fund                     206,365            --         206,365     (206,365)     (5,782,978)      2,803,402      (2,979,576)
Ultra Short Bond Fund            15,840            --          15,840      (16,816)         (8,032)         38,485          29,477
Money Market Fund                41,054            --          41,054      (41,054)         (9,083)             --          (9,083)

As of June 30, 2003, the funds had the following net capital loss carryforwards, which are available to offset future realized gains:

                                Amount          Expires         Amount          Expires         Amount          Expires
-----------------------------------------------------------------------------------------------------------------------
Core Growth Fund            $         --            --      $ 74,089,417          2010      $ 46,622,753          2011
Emerging Growth Fund           8,861,924          2009       170,319,594          2010        36,170,306          2011
Small Cap Core Growth Fund            --                         644,241          2010         3,579,720          2011
Value Fund                            --            --         1,388,344          2010         4,976,984          2011
Global Equity Fund                    --            --       107,010,861          2010         8,937,477          2011
International Growth Fund             --            --           432,059          2010            33,758          2011
Income Fund                      339,912          2009           836,643          2010         4,606,423          2011
Citizens Money
Market Fund                        9,083          2009                --            --                --            --

(1) Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

FINANCIAL NOTES

Net capital losses incurred after October 31, 2002, and within the taxable year are deemed to arise on the first business day of each fund's next taxable year. For the year ended June 30, 2003, the fund deferred to July 1, 2003 post October capital losses, and post October currency losses of:

                                Capital losses       Currency losses
--------------------------------------------------------------------
Emerging Growth Fund              $ 8,107,782         $        --
Small Cap Core Growth Fund             47,931                  --
Value Fund                          5,128,770                  --
Global Equity Fund                 15,421,030             570,285
International Growth Fund             365,177              57,479
Ultra Short Bond Fund                   8,032                  --

SUPPLEMENTAL INFORMATION (UNAUDITED)

Federal Tax Information For the fiscal year ended June 30, 2003, $1,502 of dividends paid by the Balanced Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the tax year ended June 30, 2003, 7.06% of income dividends paid by the Citizens Balanced Fund qualify for the dividends received deduction available to corporations.

The Funds' Trustees and Officers A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of June 30, 2003. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act, because they have an affiliation with the funds' Adviser or Distributor.

The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the funds' Adviser or Distributor. The third table lists fund officers who are not Trustees. All of these officers are considered interested persons.

The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is a Trustee for ten funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with their fund duties is 230 Commerce Way, Portsmouth, NH 03801.

AFFILIATED TRUSTEES

                                 Position(s) with Funds and Date of        Principal Occupation(s) During
Name and Age                     Election or Appointment                   Past 5 Years
Sophia Collier(1)                Trustee since 10/91                       Portfolio Manager, Citizens Funds,
46 years                         President 1991-1998 and since 8/02        since 3/95. Majority Owner and
                                                                           Chair of the Board of Directors,
                                                                           Citizens Advisers, Inc., since
                                                                           12/91. President, Citizens
                                                                           Advisers, Inc., 12/91 - 9/98 and
                                                                           since 7/02. Chair of the Board of
                                                                           Directors, Northpoint Technology,
                                                                           Ltd., since 1/97.

Mitchell A. Johnson(1)           Trustee 12/97 - 8/01 and since 11/02      President, MAJ Capital Management
60 years                         Trustee Emeritus 8/01 -11/02              (personal investments), since
                                                                           8/94. Senior Vice President,
                                                                           Corporate Finance, Student Loan
                                                                           Marketing Association, 5/73 - 8/94.

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES

                                 Position(s) with Funds and Date of        Principal Occupation(s) During
Name and Age                     Election or Appointment                   Past 5 Years
Judy Belk                        Trustee since 5/01                        Vice President & Senior Advisor,
50 years                                                                   Rockefeller Philanthropy Advisors,
                                                                           since 2/03. Senior Advisor and
                                                                           Consultant to Philanthropic and
                                                                           Non-Profit Organizations, 11/00-1/03.
                                                                           Vice President, Global Public Affairs,
                                                                           Levi Strauss & Co., 6/90-6/00.

Walter D. Bristol, Jr.           Trustee since 5/01                        Executive Vice President for
53 years                         Vice Chair of the Board since 8/02        Corporate Operations and Chief
                                                                           Financial Officer, American Heart
                                                                           Association, since 5/96.

Jeannie H. Diefenderfer          Trustee since 5/01                        Vice President, Verizon, since
42 years                                                                   8/02. Group President, Verizon,
                                                                           8/01-7/02. Senior Vice
                                                                           President, Verizon, 5/98-7/01.
                                                                           Executive Director, Verizon,
                                                                           2/96-4/98.

Pablo S. Eisenberg               Trustee since 12/99                       Senior Fellow, Public Policy
71 years                                                                   Institute, Georgetown University,
                                                                           since 1/99. Executive Director,
                                                                           Center for Community Change,
                                                                           5/75-6/98.

Orlando Hernandez                Trustee since 8/01                        Vice President of Finance,Texas
56 years                                                                   Instruments, 5/76-4/01.

Martha S. Pope                   Trustee since 12/99                       Trustee, National Park Foundation,
58 years                         Chair of the Board since 8/02             since 8/00. Trustee, Hofstra
                                                                           University, since 6/00. Senior
                                                                           Advisor for the Northern Ireland
                                                                           Peace Negotiations, 1/95-7/98.

OFFICERS WHO ARE NOT TRUSTEES

                                 Position(s) with Funds and Date of        Principal Occupation(s) During
Name and Age                     Election or Appointment                   Past 5 Years
Sean P. Driscoll                 Treasurer since 3/99                      Senior Vice President, Citizens
38 years                                                                   Advisers, Inc, since 4/03. Vice
                                                                           President, Citizens Advisers, Inc.,
                                                                           10/99-4/03. Director, Citizens
                                                                           Advisers, Inc., 11/98-10/99. Director, Fund
                                                                           Administration, State Street Bank
                                                                           and Trust Company, 3/98-11/98.

Marcia Kovalik                   Secretary since 5/03                      Vice President, Citizens Advisers,
40 years                         Asst. Secretary 5/01-5/03                 Inc., since 4/03. Counsel, Citizens
                                                                           Advisers, Inc., 2/01-4/03.
                                                                           Associate, Boynton, Waldron,
                                                                           Doleac, Woodman
                                                                           & Scott, P.A., 9/95-2/01.

Alaina Metz(2)                   Asst. Secretary since 2/01                Chief Administrative Officer,
35 years                                                                   BISYS Fund Services Ohio, Inc.,
                                                                           since 6/95.

James Darden Rives               Asst. Treasurer since 5/03                Controller, Finance and
50 years                                                                   Accounting, Citizens Advisers,
                                                                           Inc., since 5/03.
                                                                           Controller, Video Network
                                                                           Communications, Inc., 4/97-4/03.

(1) Sophia Collier and each officer listed as an interested person of the funds, is interested by virtue of their position or affiliation with the funds' investment adviser. Mitchell A. Johnson is considered an interested person as a result of a business relationship with Northpoint Technology, Inc., of which Sophia Collier is Chair of the Board of Directors.

(2) Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

The funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 800.223.7010.

[LOGO] CITIZENS FUNDS (R)

Fundamentally Strong. Socially Responsible.

Trustees

Judy Belk
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Mitchell A. Johnson
Martha S. Pope

Distributor

Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

Manager

Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

Custodian

Fifth Third Bank
Cincinnati, OH 45263

Transfer and
Accounting Agent

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Legal Counsel

Bingham McCutchen LLP
Boston, MA 02110

Independent Auditors

PricewaterhouseCoopers LLP
Columbus, OH 43215

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.

Exchanges Between
Citizens Funds

You can move your money easily from any one of our funds to another.

Individual Retirement
Plans (IRA)

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

Automatic Investment Plan

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

Unparalleled Customer
Service

Our representatives are welltrained professionals whose goal is to satisfy most requests during the first phone call.

Representatives are available from 9 A.M. to 6 P.M. (ET) Monday - Friday at 800.223.7010.

www.citizensfunds.com

Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

Intelligent Communications

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

Proxy Voting

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.223.7010, on the funds' website, and on the SEC's website at http://www.sec.gov.

--------------------------------------------------------------------------------
Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R)is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please call 800.223.7010 for a prospectus that contains complete details of fees and expenses and should be read carefully before investing.

Printed on recycled paper with soy-based inks.                           AR 8/03